UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

     30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)         (Zip code)

     Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 632-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/05

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Lazard Funds
Annual Report

D E C E M B E R 3 1, 2 0 0 5

The Lazard Funds, Inc.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

The Lazard Funds, Inc.
Investment Overviews

A Message From Lazard

During 2005, the U.S. capital markets posted their least inspiring performance in three years, as the returns for the three major U.S. indices were positive, but comparatively unimpressive. The Dow Jones Industrials® Index was up 1.7% for the year, the S&P 500® Index was up 4.9%, and the tech-heavy Nasdaq Composite® Index returned 2.1%. Small cap stocks, as measured by the Russell 2000® Index, posted 4.6% for the year, just short of the S&P 500. These modest returns were in sharp contrast to those of the non-U.S. markets, such as Europe, Japan, and the emerging markets where the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index rose 14.0%, and the MSCI Emerging Markets (EM®) Index gained 34.0% for the year. Moreover, this comparatively modest performance occurred despite a strong domestic economy and corporate-profit growth, which has continued to surpass expectations. However, shadowing this favorable economic backdrop were concerns over rising inflation, the sustainability of profit increases, high oil prices, interest-rate increases by the Federal Reserve, a widening trade deficit, and the economic impact of hurricanes Katrina and Rita.

Foreign stock markets posted solid gains for the third straight year and attracted record amounts of U.S. capital. According to the United States Treasury Department, net foreign-stock purchases by American investors exceeded $100 billion in 2005. The Nikkei 225® Index rose 40% in 2005, in part because of the political mandate for accelerating economic activity and political restructuring resulting from Prime Minister Koizumi’s re-election victory. The European markets also rose sharply; the Dow Jones Stoxx 600® Index was up over 23%, driven by European corporate restructuring, low interest rates, favorable profit growth, and a boom in mergers and acquisition activity. The 34% gain in the MSCI EM Index realized its greatest gains from companies and countries with commodity-related products such as iron and oil. Foreign-stock returns were negatively impacted by the strength of the U.S. dollar, which logged in its best performance against world currencies in the last four years, rising 12% against the euro and 15% against the yen. The dollar’s strength can be attributed to higher relative interest rates in the United States, to repatriated capital gains taxes by American companies, and to the political infighting within the European Union.

The fixed-income markets proved resilient in 2005 in spite of potential inflation and credit concerns. The U.S. Federal Reserve raised short-term interest rates by 2%, from 2.25% to 4.25% in 2005, and longer-term rates, as measured by the ten-year U.S. Treasury note, rose modestly from 4.2% to 4.4%. Corporate bond investors felt the effects when two of the world’s largest issuers of bonds, General Motors and Ford (along with their financial subsidiaries), had their debt downgraded to “junk” status from investment grade. Additionally, high-yield spreads widened modestly from a historically tight spread of 3.1% in 2004, to 3.7% over U.S. Treasurys at the end of 2005. Municipal bonds provided lackluster returns, with the Lehman 5-Year Municipal Bond® Index posting a return of 0.9% for the year.

The past three years have been a unique period in the market, as the combination of a global economic recovery, extremely accommodative monetary policy, and the increasingly short time horizon of institutional investors has led to significant outperformance by the riskier parts of the global equity markets. In particular, the shares of smaller, lower-quality companies with more leverage to the economic upturn dramatically outperformed during this period. However, as the economic recovery matures, corporate-earnings growth slows, and appetite for risk diminishes, we believe that investors are likely to rotate into higher quality, more diversified, larger companies, as has historically happened. The outperformance of smaller stocks has already begun to moderate in the United States and going forward, we expect this trend to spread globally, as the European Central Bank and the Bank of Japan are in the early stages of restricting credit, and the recent era of easy money is poised to end. We believe that our equity portfolios are well positioned for such a rotation in the market, as our portfolio teams have continued to adhere to the firm’s relative value philosophy, which has generated solid returns in a variety of asset classes and market environments.

Our outlook for the U.S. bond market anticipates that the U.S. economy should continue to expand at around a 3.5% real rate and that a tightening of rates is more likely than an easing later in the year. As such,

The Lazard Funds, Inc.
Investment Overviews (continued)

our bias for rates is higher and for the structure of the yield curve to steepen enough to remove the expectations of a more accommodative U.S. Federal Reserve policy that has been priced into the forward yield curves.

Our Outlook for Global Equities

Globally, we would expect a moderation in growth rates, as high oil prices and tighter monetary policy weigh on growth. We anticipate continued robust growth in the United States, where corporate capital expenditures should increase, as many companies are cash rich. However, there is risk that a housing slowdown could negatively impact consumer spending. Our expectations for European growth are more modest, although signs of a long-awaited rebound in Germany have emerged. The recovery in Japan appears more broad based and self sustaining than other false dawns that have occurred during its more than fifteen years of economic malaise. As Japan’s economy is highly export oriented, it remains unclear how much of its 2005 improvement was driven by strength in the United States and China.

Considering the global economy’s tremendous resiliency in 2005, our outlook for global equities remains positive. Earnings growth and cash generation continue to be robust, and valuations seem relatively attractive when compared to their historical norms. Inflation seems to be under control despite the high cost of raw materials and energy. In order to preempt inflation, central banks have responded to strong global growth with rate hikes (including the European Central Bank). Increases in U.S. short-term rates have been well-digested by the markets. Increases in interest rates outside the United States may raise the level of uncertainty about the earnings potential of smaller, more volatile companies. Thus, going forward, we would expect a market rotation away from smaller, more volatile companies towards larger, more consistently profitable companies, as the economic recovery matures and corporate-earnings growth slows from the current robust rate. In the United States, large-cap stocks have begun to outperform small-cap stocks.

At the end of 2005, emerging markets equity logged in four consecutive years of dramatic outperformance. Although emerging markets equities still trade at a valuation discount to developed markets, their relative valuation is at the high end of its historical range. In our opinion, investors have become most enthusiastic about this asset class. Evidence of this optimism is the large number of recent initial public offerings and the heightened coverage of the asset class in the popular press. The excitement over the bull market in commodities, many of which are sourced from emerging markets, is also a sign of investor optimism. Historically, emerging markets equities have often performed poorly during periods of tightening monetary policy in the United States. Thus, we have reservations concerning the immediate term for this asset class. However, we remain constructive over the medium-and long-term, as there are powerful drivers that appear to be leading to a secular re-rating of emerging markets valuations to the levels of the developed markets. Among these drivers are improvements in corporate governance, rule of law, exchange-rate policies, and debt management.

We maintain our view that this is a stock picker’s market rather than one that favors sector rotation or other short-term timing strategies. We do not see excessive over or under valuations between sectors or industries. Valuation levels between domestic and international stocks have narrowed, but stock selection overseas remains a critical prerequisite to success. We believe that market leadership is likely to be narrower than in previous cycles, with only the highest quality and most attractively valued companies delivering outperformance.

Equity Markets Overview

In the first half of 2005, global stocks were unable to sustain a strong advance and finished with a small negative return. Signs of positive economic growth and improving company earnings were generally not reflected in stock prices, as a result of macro-economic concerns that weighed on the markets. Persistent worries that high oil prices would slow economic growth continued to unnerve investors as oil prices topped $60 a barrel, driven by increased demand from China and fears over supply disruptions. The sustainability of European integration and the euro itself came under scrutiny after the rejection of the proposed E.U. Constitution by Dutch and French voters. Anxiety about the prospects for the euro contributed to a rally in the U.S. dollar, which strengthened considerably, based on positive U.S. economic data and encouraging signals from the U.S. Federal Reserve regarding the interest rate hikes.

The Lazard Funds, Inc.
Investment Overviews (continued)

During the third quarter, global equity markets witnessed solid gains, as investors became more confident regarding the prospects for global growth. Energy stocks outpaced the market during the quarter, as the price of oil briefly topped $70 per barrel after hurricanes Katrina and Rita devastated the Gulf shores, crippling U.S. oil production and refining in the area. Consumer confidence fell in September, as higher gasoline prices in the United States threatened to curtail consumer spending. However, European economies showed positive signs of growth, benefiting from a weak euro that made their goods more attractive abroad. In Germany, business confidence rose to a new high in September. Unemployment in Italy reached a new low, and consumer spending in France was improved. Japanese markets rallied sharply during the quarter, as this country’s economy began to show signs of improvement.

World markets moved higher in the fourth quarter, as the outlook for most global economies continued to be robust, and inflation appeared to be under control, despite high energy and raw-materials costs. The U.S. dollar was strong versus most major currencies, continuing the trend that started at the beginning of the year. Central banks responded to stronger global growth with rate hikes in an effort to preempt inflation. The U.S. Federal Reserve raised rates twice during the fourth quarter for a total of thirteen rate increases over the last eighteen months. The European Central Bank raised interest rates in December for the first time in many years. While Japan has yet to tighten its monetary policy, continued signs of economic recovery led to speculation that Japan would end its zero interest-rate policy fairly soon. Smaller-cap stocks continued to outperform large-cap stocks for the quarter and for the year, on a global basis. However, this long-term trend waned in the United States, as large and small caps performed roughly in line for the year.

Global developed markets equities saw the energy, industrials, financials, and materials sectors all outperformed for the year. The only sector that witnessed a negative return was telecom services, as the industry has become increasingly competitive. The highest performing regions of the MSCI World® Index, for the first half of 2005, were Japan, Australasia, and the Far East. Trailing were Europe, the United Kingdom, and lastly, North America.

For the second half of 2005, Japan was again the top-performer. Quite a bit behind, from a performance perspective, but in second place, was Europe, followed by Australasia, North America, the United Kingdom, and the Far East.

Emerging market equities had a solid, but volatile, first quarter of 2005. After solid gains over the first two months of the year, March witnessed a pullback due to concerns over the pace of interest-rate increases in the United States and their future impact on the global economy. In April, emerging markets equities fell modestly, but rebounded in both May and June. Notable events over the quarter included a continued increase in the price of oil, which climbed above $60 a barrel, and considerable strength in the U.S. dollar against many world currencies. Emerging markets shares experienced a powerful third quarter, as investor excitement over commodity prices generated a return for the MSCI EM Index in excess of 18%. The quarter included newsworthy events such as terrorist attacks in the London Underground and the Sharm El Sheikh Resort in Egypt, the death of King Fahd of Saudi Arabia, and record high crude oil prices. Emerging markets equities also experienced a robust fourth quarter, as the Index rose by more than 7%, to finish the year with a 34% return. Regionally, all countries ended the year higher, except for Venezuela. Latin American and Eastern European equities posted the largest returns, with Asian emerging markets also performing well. All sectors finished the year significantly higher. However, energy, consumer staples, health care, and utilities outperformed the Index. Lagging sectors for emerging markets equities included telecom services, information technology, materials, financials, and consumer discretionary.

Lazard Equity Portfolio,
Lazard U.S. Equity Value Portfolio and
Lazard U.S. Strategic Equity Portfolio

For the year ended December 31, 2005, Lazard Equity Portfolio’s Institutional Shares posted a total return of 4.06%, while Open Shares posted a total return of 3.67%; Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 4.99%, while Open Shares posted a total return of 4.79%, as compared with the 4.91% return of the S&P 500 Index.

The Lazard Funds, Inc.
Investment Overviews (continued)

For the period from September 30, 2005 (the Portfolio’s inception) to December 31, 2005, Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 0.48%, while Open Shares posted a total return of 0.41%, as compared with the 1.27% return of the Russell 1000® Value Index.

Despite a robust domestic economy and solid corporate-profit growth, the U.S. stock market was among the few that did not enjoy a year-end rally. Instead, U.S. equities had a lackluster year, posting rather modest positive returns. The U.S. economy proved remarkably resilient in 2005, overcoming progressive monetary tightening, waning fiscal stimulus, hurricanes, and a brutal run-up in oil prices. As a result of higher energy costs, there was also considerable worry about an overall decline in consumer spending and a dismal holiday shopping season. However, economic growth re-accelerated in the third quarter, due to gains in consumer spending, business investment, and residential construction. Fortunately, consumers were not as affected by higher energy costs as had been expected, in part because gasoline prices declined after September.

Despite high energy and raw-material costs, the economy continued to be robust through December, and inflation appeared to be under control. Mergers and acquisitions activity boomed, and the value of announced transactions for 2005 was the largest in the last five years. Larger-cap stocks performed roughly in-line with small caps for the year, breaking the multi-year trend of smaller-cap outperformance. Weakness in energy and utility companies during the last few months of the year was in sharp contrast to the earlier part of the year, when these companies dominated market returns. Still, the energy sector contributed almost 50% of the total annual return of the S&P 500 Index in 2005, although the price of oil declined to approximately $60 from its peak. From a sector perspective, energy, utilities and financials outperformed, while consumer discretionary and technology witnessed negative returns for the year.

Equity Portfolio benefited from an overweight position in energy, as this was the best-performing sector for the year due to rising oil prices. Stock selection in energy also boosted returns, as the Portfolio’s holdings in GlobalSantaFe Corp. and BJ Services performed well. The Portfolio also benefited from stock selection in health care, as holdings such as Allergan and Medimmune performed well. An overweight position in consumer discretionary, particularly media, detracted from returns, as this was the worst performing sector for the year. Holdings such as News Corp., Tribune, and Westwood One declined during the year. Shares of Westwood One steadily declined during the year, due to negative sentiment regarding the radio-advertising market. More recently, in December, CEO Shane Coppola resigned. At the same time, the company announced that it would not meet fourth-quarter guidance, as revenues would be weaker than expected. Despite lower guidance, we believe that Westwood One is undervalued given the negative sentiment. We also believe that investors may be rewarded as the advertising market begins to turn around. Stock selection in financials detracted from performance, as the Portfolio’s insurance holdings declined on losses they experienced from the Gulf Coast hurricanes.

U.S. Equity Value Portfolio also benefited from an overweight position in energy. Stock selection in energy also boosted returns, as the Portfolio’s holdings in Unocal and Burlington Resources performed well. An overweight position in consumer discretionary detracted from returns, as this was the worst performing sector for the year. Stock selection in consumer discretionary further hurt returns, as shares of auto supplier Lear Corp. declined during the year. Lear’s sales and earnings outlook diminished, as its largest customer, General Motors, suffered from losses, weak sales, high costs, and the threat of bankruptcy. We believe that Lear’s backlog of orders and manufacturers’ new models of SUV’s and trucks for 2006 should provide some protection despite the significant headwinds of GM’s problems. However, due to the increasing lack of confidence in the company’s ability to convert its backlog into revenue, we sold the stock. Stock selection in financials detracted from performance, as the flattening yield curve hurt the Portfolio’s regional bank holdings. The Portfolio’s insurance holdings also declined on losses they experienced from the Gulf Coast hurricanes.

During the year, U.S. Strategic Equity Portfolio benefited from good stock selection, which produced seven corporate transactions, including Western Wireless, Unocal, Premcor, Reebok International, GTECH Holdings, Dex Media, and PanAmSat Holding

The Lazard Funds, Inc.
Investment Overviews (continued)

Corp. Stock selection in technology benefited the Portfolio, as the shares of Hewlett-Packard rose. CEO Mark Hurd’s restructuring efforts began to take hold, and the company is seeing improving margins and returns. Conversely, an overweight position and stock selection (Lear; Westwood One) in consumer discretionary detracted from performance during the year. For the same reasons mentioned earlier, this Portfolio also sold its position in Lear while maintains its position in Westwood One.

We view the outlook for equities to be positive, as earnings growth and cash generation remain strong, and valuations appear relatively attractive compared to historical norms. However, we would expect a market rotation away from more highly leveraged, volatile companies toward more consistently profitable companies, as the economic recovery matures and corporate-earnings growth slows from the current robust rate.

Lazard Mid Cap Portfolio

For the year ended December 31, 2005, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 8.89%, while Open Shares posted a total return of 8.53%, as compared with the 12.65% return of the Russell Midcap® Index.

Despite high energy and raw-material costs, the economy continued to remain strong through December, and inflation appeared to be under control. While larger-cap stocks performed roughly inline with small caps for the year, breaking the multi-year trend of smaller-cap outperformance, mid-cap stocks outperformed both small- and large-cap stocks for the year. Weakness in energy and utility companies during the last few months of the year was in sharp contrast to the earlier part of the year, when these companies dominated market returns. Still, the energy sector contributed almost 50% of the total annual return of the S&P 500 Index in 2005, although the price of oil declined to approximately $60 from its peak. From a sector perspective, energy, health care, utilities and materials outperformed. Although all sectors posted positive results for year, consumer discretionary and technology lagged the broader mid-cap market.

During the year, the Portfolio benefited from good stock selection, which produced seven corporate transactions, including Western Wireless, Unocal, Premcor, Reebok International, GTECH Holdings, Dex Media, and PanAmSat Holding Corp. Conversely, an overweight position and stock selection in consumer discretionary detracted from performance during the year. Auto supplier Lear Corp. declined, as its largest customer, General Motors, suffered from losses, weak sales, high costs, and the threat of bankruptcy. We believe that Lear’s backlog of orders and manufacturers’ new models of SUV’s and trucks for 2006 should provide protection, despite the significant headwinds of GM’s problems. However, due to the increasing lack of confidence in the company’s ability to convert the backlog into revenue, we sold the stock. Westwood One, one of the Portfolio’s largest positions, steadily declined during the year due to negative sentiment regarding the radio-advertising market. In December, CEO Shane Cop-pola resigned, and the company announced that it would not meet fourth-quarter guidance, due to weaker-than-expected revenues. Despite lower guidance, we feel that Westwood One is undervalued given the negative sentiment. We believe that investors should be rewarded, as the advertising market begins to turnaround.

Lazard Small Cap Portfolio

For the year ended December 31, 2005, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of 4.31%, while Open Shares posted a total return of 3.93%, as compared with the 4.55% return of the Russell 2000 Index.

2005 brought investors a seesaw pattern of peaks and troughs through most of the year with equity markets producing choppy returns. Small cap stocks were no exception.

For the year, mid-cap stocks led the way, with the Russell Midcap Index up 12.5%, followed by large-cap stocks, up 4.9% (as measured by the S&P 500 Index), and small cap stocks (as measured by the Russell 2000 Index) slightly lower than that, up 4.5%.

The Portfolio benefited from its overweight positions in both the energy and industrial sectors. Climbing commodity prices buoyed the energy sector, as both exploration and production companies and oil-services companies witnessed solid earnings and cash flow growth. We continue to overweight the energy sector, as we believe that global economic growth will continue to be robust, which should

The Lazard Funds, Inc.
Investment Overviews (continued)

help maintain commodity prices at record high levels. The industrial sector also continues to benefit from solid economic growth and multiple years of restructuring, which have helped many companies profit from an upturn in sales activity. We continue to overweight the industrial sector.

Stock selection in several sectors also boosted the Portfolio’s performance during the year. The shares of RTI International Metals, a fabricator of titanium parts primarily serving the aerospace industry, rose, as the company continues to benefit from increased volumes shipped to Boeing and Airbus. Veritas DGC, a provider of seismic services to the oil and gas industry, was another solid contributor to performance. Due to surging commodity prices, many exploration and production companies are trying to find new energy deposits or seeking to enlarge existing fields. Veritas’ data helps its customers see underground deposits more clearly. Despite all the negative news regarding the airline industry, the shares of AirTran, a domestic airline carrier, posted solid gains for the year. AirTran is a low-cost carrier, which is gaining market share at the expense of rivals, particularly as Delta cuts back its schedule out of its Atlanta hub. The Portfolio continues to hold positions in all three of these companies.

An overweight position in technology hardware detracted from performance, as the technology sector continued to face slowing growth and increasing competitive issues. We continue to believe that broader technology shares can rally in 2006, as valuations are reasonable and economic growth should boost capital expenditures in this sector after four years of weak demand. Stock selection in health care hurt returns, as the shares of generic drug manufacturers, Taro Pharmaceuticals and Able Labs, declined. The shares of Amerigroup, a provider of managed-care services to Medicaid populations, also fell, due to deteriorating cost trends in its business. We exited all three positions over the course of 2005.

Lazard International Equity Portfolio and
Lazard International Equity Select Portfolio

For the year ended December 31, 2005, Lazard International Equity Portfolio’s Institutional Shares posted a total return of 11.25%, while Open Shares posted a total return of 10.93%; Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 8.90%, while Open Shares posted a total return of 8.46%, as compared with the 13.54% return of the MSCI EAFE Index.

2005 saw another strong performance from international stocks, which posted their third consecutive year of gains. Japanese stocks led the way, as the Nikkei 225 Index rose 40% in the year. Japan’s outperformance has coincided with the re-election of Prime Minister Koizumi and the reshuffling of his cabinet. Investors feel that Koizumi’s strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy and further reinforces the belief that corporate profitability may be about to improve. European markets also posted solid gains, driven by corporate restructuring, low interest rates, favorable profit-growth, and a boom in mergers and acquisitions (M&A) activity. Globally, the value of announced M&A transactions for 2005 was the largest in the last five years. Based on these signs of improving economic conditions, the European Central Bank raised interest rates in December, for the first time in five years, in an effort to curb inflation. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that Japan will end its zero interest-rate policy fairly soon. From a sector perspective, materials, industrials, financials, and energy all outperformed for the year, as the outlook for global growth looks positive. The only sector that witnessed a negative return was telecom services, as the industry has become increasingly competitive. Regionally, Japan was the top-performing country, while the United Kingdom lagged. In Europe, Switzerland, Denmark, and Norway posted solid gains, while Ireland and Spain were the only countries that witnessed negative returns.

International Equity Portfolio benefited from stock selection in technology, as one of its holdings (Hoya Corp.) continued to post solid earnings results throughout the year, in addition to doubling its dividend payout and announcing a share buy back. The demand for the company’s glass templates, which are used to make liquid crystal displays, remains robust. The shares of Nidec, a Japanese manufacturer of motors for IT products, also rose, after the company announced solid second-quarter results. We believe that the company should continue to benefit from the strength of its HDD (hard disk drive) motors

The Lazard Funds, Inc.
Investment Overviews (continued)

business, as demand for digital music players continues to be strong. Stock selection in consumer discretionary also helped performance: the shares of a large Japanese automobile company, Toyota, were purchased in a timely fashion prior to Japan’s recent strong rally and the shares of Marks and Spencer, a large U.K. clothing retailer, also rose sharply, due to the company reporting better-than-expected earnings. The CEO’s restructuring efforts have begun to bear fruit, and the company is benefiting from a rebound in U.K. consumer confidence. Shares of Richemont, a Swiss luxury goods holding, also rose, as the company benefits from heavy demand by affluent consumers. Stock selection in telecom services detracted from performance, as this group has been weak by an increasingly competitive landscape in European wireless services and continued declines in wire-line telephony. However, we believe that the Portfolio’s holdings in this sector are undervalued, particularly in relation to their robust free-cash generation, and that investors’ outlook for the group is overly pessimistic. An underweight position in materials also hurt returns, as this was one of the top-performing sectors.

International Equity Select Portfolio’s performance benefited from an underweight position in telecom services, as this was the worst performing sector during the year. Stock selection in technology benefited the Portfolio. An overweight position and stock selection in consumer staples detracted from performance, as several Portfolio holdings reported disappointing earnings results. Underweight positions in materials and industrials also detracted from performance, as these sectors produced the largest gains for the year.

The international economy demonstrated tremendous resiliency in 2005, as growth remained robust even as energy prices soared and central banks around the world continued to tighten monetary policy. Our outlook on international stocks remains positive, as earnings growth and cash generation remain healthy and valuations appear relatively attractive compared to historical norms. However, increases in interest rates outside the United States may raise the level of uncertainty about the earnings potential of smaller, more volatile companies. Thus, we would expect a market rotation away from such companies and toward larger, more consistently profitable companies, as the economic recovery matures and corporate earnings growth slows from its current hardy rate.

Lazard International Strategic Equity Portfolio

For the period from October 31, 2005 (the Portfolio’s inception) to December 31, 2005, Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 7.90%, as compared with the 7.21% return of the MSCI EAFE Index.

After experiencing weakness early in October, international markets rebounded sharply during November and December, ending the quarter with solid gains. The U.S. dollar was strong versus most major currencies in the fourth quarter, continuing the trend that started at the beginning of the year. Markets rebounded, as the outlook for international economies continues to be positive, and inflation appears to be under control, despite high energy and raw-materials costs. In an effort to preempt inflation, the European Central Bank raised interest rates in December for the first time in many years. While Japan has yet to tighten its monetary policy, continued signs of economic recovery have led to speculation that Japan would end its zero interest-rate policy fairly soon. Globally, mergers and acquisitions were positive during the quarter, and the value of announced transactions for 2005 was the largest in the last five years. From a sector perspective, technology, industrials, and financials outperformed for the quarter, as the outlook for international growth looks positive. The energy sector lagged in the latter part of the year, as the price of oil declined to approximately $60 from its 2005 peak price of nearly $72. Telecom services witnessed negative returns, as the industry has become increasingly competitive, and telecom companies look to retain market share. Regionally, Japan was the top-performing country for the quarter. Most of Europe performed in-line with the broad market. However, the United Kingdom lagged during the quarter.

For the two month period since its inception on October 31, 2005, the Portfolio benefited from an overweight position and stock selection in consumer discretionary, as the shares of two Japanese retailers, Yamada Denki Co. and Don Quijote Co., rebounded on expectations that a recovery in consumer spending will boost profits. Stock selection in utilities also helped performance, as the shares of National Grid and Tokyo Gas rose. An underweight position and stock selection in financials detracted from perfor-

The Lazard Funds, Inc.
Investment Overviews (continued)

mance, as Aiful shares corrected after solid performance in the third quarter. The Kyoto-based consumer loan company lowered its full-year earnings guidance due to legal settlements, but was able to offset most of the impact by decreasing other cost projections. Stock selection in health care also hurt performance as the shares of Orion fell, based on news of a disappointing study for its Simdax heart-failure treatment. However, the company reported solid third-quarter results, driven by good sales to Novartis and positive cost controls. In our opinion, the company trades in line with the sector, as it continues to grow earnings and faces no significant patent expirations until 2013.

The international economy demonstrated tremendous resiliency in 2005, as growth remained strong even as energy prices soared and central banks around the world continued to tighten monetary policy. Our outlook on international stocks remains positive, as earnings growth and cash generation remain healthy, and valuations appear relatively attractive compared to historical norms. However, increases in interest rates outside the United States may raise the level of uncertainty about the earnings potential of smaller, more volatile companies. Thus, we would expect a market rotation away from such companies and toward larger, more consistently profitable companies, as the economic recovery matures and corporate earnings growth slows from its current hardy rate.

Lazard International Small Cap Portfolio

For the year ended December 31, 2005, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 14.77%, while Open Shares posted a total return of 14.47%, as compared with the 26.19% return of the MSCI EAFE Small Cap Index.

International small cap-stocks continued higher in 2005 with another solid year of performance for the asset class. Since the start of 2003, international small caps have increased with little interruption, and the MSCI Small Cap EAFE Index has more than doubled over the time period. Unlike the broad-based increase of 2004, the 2005 market was lead by one sector, energy. Traditionally, this has been a difficult sector for us to find investment opportunities, as there are fewer examples of small companies that have high and sustainable returns on equity. The small-cap energy sector is driven largely by high-risk exploration and development companies that are levered plays on the rising price of oil. Given the speculative nature of these companies, this is not an area where we have traditionally allocated capital.

While the Portfolio had solid absolute performance, it did not keep pace with the Index, which was up over 40% in local currencies. In addition to the Portfolio’s underperformance in the energy sector, returns were also impacted by an underweight position in Japan, the best performing market in 2005.

A top performer for the year was Leopalace 21, the Japanese developer and manager of real-estate properties, particularly apartments. Since the beginning of August, real estate and real estate-related shares have attracted the interest of investors. Recent land-price surveys in Japan have begun to indicate that land prices have been rising, not only in Tokyo, but regionally as well. In some locations, it is the first indication of a recovery for the past 10 years. Leopalace21, both directly and indirectly, has been a beneficiary of this land appreciation.

Chiyoda Corp., the Japanese engineering group of companies, was another driver of performance in 2005. Chiyoda is a dominant player in both plant engineering and plant construction for chemical, petrochemical, and most importantly, liquid natural gas (LNG) plants globally. Even though the price of oil and oil futures has fluctuated wildly for the past twelve months, the trend for capital expenditures for LNG plants continues to rise, both in terms of maintenance and new construction. In mid-December 2005, Chiyoda, along with its partner, Technip SA of France, won its third major LNG contract this year from Qatar, a middle-eastern country in the process of becoming the largest producer of LNG in the world. We believe that Chiyoda’s solid market position and portfolio of reference projects should allow the company to continue to profit from these trends.

Nokian Renkaat, the Finish manufacturer and marketer of winter tires, hurt performance, as the company issued a profit warning stating that third-quarter results would be below analysts’ forecasts. We believe that a number of factors contributing to the shortfall were short term, including a late snow fall in Scandinavia, start-up losses in a number of new stores in the retail chain, and start-up losses in Nokian’s new Russian manufacturing plant. We will continue to monitor this situation closely to under-

The Lazard Funds, Inc.
Investment Overviews (continued)

stand whether long-term financial productivity has been impacted.

Lazard Emerging Markets Portfolio

For the year ended December 31, 2005, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 41.40%, while Open Shares posted a total return of 41.31%, as compared with the 34.00% return of the MSCI EM Index.

During the year, the Portfolio benefited from significant appreciation in several individual holdings. The shares of Orascom Telecom (Egypt) rose, based on the positive trends for subscriber growth in its cellular concessions. Shares of Petrobras (Brazil), Petrokazakh-stan (Kazakhstan), and LUKOIL (Russia) rose sharply, based on higher crude oil prices. Shares in iron ore companies Vale do Rio Doce and Caemi (both in Brazil), and Kumba (South Africa) increased due to buoyant iron ore prices, as well as optimism concerning upcoming negotiations. Satyam (India) shares benefited from positive and improving business conditions in the software industry. Shares of LG Household & Health (South Korea) climbed higher, based on investors’ optimism regarding a business turnaround under a new CEO. Delta Electronics (Taiwan) shares rose markedly, based on news concerning new orders. The Portfolio’s overweight positions in Brazil and Egypt, and underweight positions in China, Malaysia, and Taiwan, also added value. Good stock selection in Brazil, South Africa, and Taiwan, as well as in consumer staples, financials, industrials, materials, information technology, and telecom services also helped performance.

Weak stock selection in Russia, China, and the consumer discretionary sector detracted from performance in 2005. An overweight position in Venezuela and an underweight position in energy also subtracted value. Poor stock performance was registered in the shares of Anonima Nacional Telefonos (Venezuela), after the company faced Venezuela Supreme Court legal challenges concerning its pension fund. Shares in Taiwanese financial companies Fubon Financial Group and Chinatrust fell, based on investor concerns regarding worsening credit card asset quality. Shares of Grendene (Brazil) and People’s Food (China) performed poorly, as investors became concerned over both companies’ guidance. PT Bank Mandiri (Indonesia) shares fell, after its CEO was removed and its asset quality was markedly downgraded. Sappi (South Africa) shares dropped in expectation of a poor earnings announcement.

Lazard High Yield Portfolio

For the year ended December 31, 2005, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 4.33%, while Open Shares posted a total return of 4.22%, as compared with the 2.72% return of the Merrill Lynch High Yield Master II® Index.

During 2005, high yield bonds outperformed intermediate Treasury securities and investment-grade corporate bonds. The Portfolio’s performance was primarily attributable to security selection and quality sector weighting. Performance was helped by overweight positions in the hotel and gaming sectors and hurt by the underweighting of health care and telecom services. Additionally, several opportunistic securities materially outperformed during the year.

The single-B-quality sector outperformed for the quarter and the year, while CCCs underperformed for the quarter and for all of 2005. This is the first year since the recovery, two years ago, that CCCs have lagged other high-yield quality sectors. The BB sector was roiled this year by the entrance of several major automotive credits into high yield. Currently Ford, Ford Motor Credit, and GMAC are still included in the BB Index. General Motors, the automotive manufacturer, is now included in the B Index. All of these entities were investment grade at the beginning of the year. GM, Ford, and their respective finance subsidiaries now comprise about eleven percent of the benchmark Index.

New issues of high yield were modest in the fourth quarter and amounted to about $117 billion for the year, which was down from $159 billion in 2004. The reduced flow of new issues coincided with reduced demand from mutual funds and helped keep the market on a steady course. While the headlines for defaults increased this year, with such notables as Delphi Automotive, Calpine, Northwest Airlines, and Delta Airlines, the actual number of domestic issuers defaulting fell to 2.19% from 2.78% last year. Moody’s forecast default rates will rise slowly in 2006, but to remain below their long-term average.

The Lazard Funds, Inc.
Investment Overviews (concluded)

Intermediate U.S. Treasury rates rose modestly over the quarter and the year, but considerably less than the pundits had predicted. High-yield spreads widened about 60 basis points for the year, including about 15 basis points in the fourth quarter. We would expect to see a modest rise in U.S. Treasury rates over the first half of 2006 and also some widening in corporate- and high-yield spreads. The underlying economy appears relatively strong, and we look for increased capital expenditures to add support. High-yield spreads, particularly for BB spreads, are not inordinately tight and, in our opinion, represent good value within the context of the high-yield market.

Notes to Investment Overviews:

All returns are for the year ended December 31, 2005 (unless otherwise indicated) and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

The Lazard Funds, Inc.
Performance Overviews

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Equity Portfolio**	4.06%	2.81%	7.45%	3.67%	2.47%	5.31%
S&P 500 Index	4.91	0.54	9.07	4.91	0.54	7.40

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	One Year	Since Inception†

U.S. Strategic Equity Portfolio**
Institutional Shares	4.99%	4.96%
Open Shares	4.79	4.76
S&P 500 Index	4.91	4.91

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	One Year	Five Years	Since Inception†

Mid Cap Portfolio**
Institutional Shares	8.89%	11.13%	10.79%
Open Shares	8.53	10.79	10.44
Russell Midcap Index	12.65	8.45	10.02

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Small Cap Portfolio**	4.31%	10.10%	10.22%	3.93%	9.86%	8.41%
Russell 2000 Index	4.55	8.22	9.27	4.55	8.22	8.33

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

International Equity Portfolio**	11.25%	2.38%	6.48%	10.93%	2.15%	5.53%
MSCI EAFE Index	13.54	4.55	5.84	13.54	4.55	6.25

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	One Year	Since Inception†

International Equity Select Portfolio**
Institutional Shares	8.90%	5.79%
Open Shares	8.46	5.52
MSCI EAFE Index	13.54	7.67

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

International Small Cap Portfolio**	14.77%	14.30%	11.35%	14.47%	13.87%	10.22%
MSCI EAFE Small Cap Index	26.19	16.52	6.17	26.19	16.52	7.31

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 13, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Emerging Markets Portfolio**	41.40%	22.48%	9.94%	41.31%	22.20%	8.06%
MSCI EM Index	34.00	19.09	6.80	34.00	19.09	6.76

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 8, 1997.

The Lazard Funds, Inc.
Performance Overviews (concluded)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended December 31, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†

High Yield Portfolio**	4.33%	5.30%	1.91%	4.22%	5.05%	1.04%
Merrill Lynch High Yield Master II Index	2.72	8.39	5.18	2.72	8.39	5.00

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Information About Your Fund’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs include management fees, distribution and service (12b-1) fees, and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2005 through December 31, 2005 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	7/1/05	12/31/05	7/1/05-12/31/05	7/1/05-12/31/05

Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,047.10	$5.01	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%
Open Shares
Actual	$1,000.00	$1,045.10	$7.14	1.39%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.22	$7.05	1.39%
U.S. Equity Value Portfolio*
Institutional Shares
Actual	$1,000.00	$1,004.80	$5.05	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.17	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,004.10	$6.57	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%
U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,048.80	$5.87	1.14%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.48	$5.79	1.14%
Open Shares
Actual	$1,000.00	$1,047.90	$7.56	1.47%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.82	$7.45	1.47%

The Lazard Funds, Inc.
Information About Your Fund’s Expenses (concluded)

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	7/1/05	12/31/05	7/1/05-12/31/05	7/1/05-12/31/05

Mid Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,066.30	$4.80	0.92%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.70	0.92%
Open Shares
Actual	$1,000.00	$1,064.10	$6.32	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.08	$6.18	1.22%
Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,038.70	$4.48	0.87%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.44	0.87%
Open Shares
Actual	$1,000.00	$1,036.50	$6.09	1.19%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.22	$6.04	1.19%
International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,143.50	$4.62	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.89	$4.36	0.86%
Open Shares
Actual	$1,000.00	$1,142.00	$6.28	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$5.92	1.16%
International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,104.70	$6.10	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$1,103.20	$7.69	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.90	$7.38	1.45%
International Strategic Equity Portfolio*
Institutional Shares
Actual	$1,000.00	$1,079.00	$7.66	1.46%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.83	$7.44	1.46%
International Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,135.30	$4.77	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.74	$4.51	0.89%
Open Shares
Actual	$1,000.00	$1,133.50	$6.70	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.93	$6.34	1.25%
Emerging Markets Portfolio
Institutional Shares
Actual	$1,000.00	$1,282.00	$7.16	1.24%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.93	$6.33	1.24%
Open Shares
Actual	$1,000.00	$1,280.10	$9.11	1.58%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.22	$8.06	1.58%
High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,029.40	$2.81	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,027.80	$4.35	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*

Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period). The commencement of operations for the U.S. Equity Value and International Strategic Equity Portfolios were September 30, 2005 and October 31, 2005, respectively.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Sector
December 31, 2005

Portfolio Holdings Presented by Sector

	Lazard Equity Portfolio	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

Sector*

Commercial Services	4.0%	3.2%	6.4%	8.5%	8.1%
Consumer Discretionary	14.1	12.1	24.7	21.4	9.0
Consumer Durables	1.0	0.8	—	—	1.2
Consumer Staples	4.1	3.2	2.7	2.0	0.9
Energy	11.4	16.9	4.4	5.7	6.7
Financials	19.7	33.1	18.9	18.0	15.4
Health Care	7.6	7.3	6.0	3.9	8.3
Process Industry	3.5	1.6	9.4	10.8	5.0
Producer Manufacturing	7.9	7.3	5.8	2.2	7.7
Technology	15.2	7.3	14.8	12.5	11.2
Telecommunications	4.1	6.4	2.8	3.5	—
Transportation	—	—	0.3	4.9	4.0
Utilities	—	0.8	—	—	1.2
Short-Term Investments	7.4	—	3.8	6.6	21.3

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Sector*

Commercial Services	—%	—%	3.9%	14.4%	1.9%
Consumer Discretionary	7.5	4.8	16.0	18.3	9.0
Consumer Durables	5.8	—	10.6	5.7	2.5
Consumer Staples	6.3	20.2	8.1	2.3	9.0
Energy	7.5	12.8	8.0	4.8	8.2
Financials	23.8	36.6	21.8	14.8	14.7
Health Care	5.7	10.2	3.7	3.5	0.8
Process Industry	0.5	—	—	4.0	9.5
Producer Manufacturing	4.1	3.2	5.5	6.5	0.8
Technology	5.0	7.7	4.6	4.3	12.7
Telecommunications	5.9	3.4	8.1	0.5	14.9
Transportation	3.0	1.1	2.4	1.1	1.6
Utilities	3.1	—	4.8	—	—
Short-Term Investments	21.8	—	2.5	19.8	14.4

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Credit Rating
December 31, 2005

Portfolio Holdings Presented by Credit Rating

Lazard
High Yield
S&P Credit Rating*	Portfolio

A-	0.6%
BBB	0.6
BBB-	1.1
BB+	6.6
BB	9.4
BB-	20.2
B+	16.0
B	8.5
B-	6.9
CCC+	2.2
CCC	0.3
CCC-	0.5
CC	2.3
Not Rated	1.7
Short-Term Investments	23.1

Total Investments	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolios of Investments
December 31, 2005

Description	Shares	Value

Lazard Equity Portfolio

Common Stocks—99.1%

Alcohol & Tobacco—1.0%
Altria Group, Inc.	14,700	$1,098,384

Banking—6.6%
Bank of America Corp.	78,090	3,603,853
Golden West Financial Corp. (c)	28,700	1,894,200
The Bank of New York Co., Inc.	56,200	1,789,970

		7,288,023

Building & Construction—1.1%
Masco Corp.	39,600	1,195,524

Chemicals—1.3%
Cabot Corp. (c)	18,000	644,400
Du Pont (E.I.) de Nemours & Co.	19,300	820,250

		1,464,650

Commercial Services—3.9%
ARAMARK Corp., Class B (c)	57,000	1,583,460
Automatic Data Processing, Inc.	36,675	1,683,016
Republic Services, Inc.	26,700	1,002,585

		4,269,061

Computer Software—7.8%
Computer Associates International, Inc. (c)	29,800	840,062
Microsoft Corp.	191,630	5,011,124
Oracle Corp. (a)	177,750	2,170,328
Symantec Corp. (a)	32,900	575,750

		8,597,264

Consumer Products—1.8%
The Procter & Gamble Co.	33,300	1,927,404

Drugs—3.7%
Bristol-Myers Squibb Co.	31,300	719,274
Merck & Co., Inc.	26,500	842,965
Pfizer, Inc.	106,790	2,490,343

		4,052,582

Energy Integrated—7.3%
Chevron Corp.	31,488	1,787,574
ConocoPhillips	28,360	1,649,985
Exxon Mobil Corp.	66,298	3,723,958
Marathon Oil Corp.	15,000	914,550

		8,076,067

Description	Shares	Value

Energy Services—4.9%
BJ Services Co.	35,200	$1,290,784
GlobalSantaFe Corp.	24,200	1,165,230
Halliburton Co. (c)	20,200	1,251,592
The Williams Cos., Inc.	72,200	1,672,874

		5,380,480

Financial Services—9.8%
Ameriprise Financial, Inc.	19,700	807,700
Citigroup, Inc.	64,917	3,150,422
JPMorgan Chase & Co.	64,446	2,557,862
MBNA Corp.	54,400	1,476,960
Mellon Financial Corp.	35,100	1,202,175
The Bear Stearns Cos., Inc. (c)	14,300	1,652,079

		10,847,198

Food & Beverages—0.6%
The Pepsi Bottling Group, Inc. (c)	23,800	680,918

Forest & Paper Products—3.5%
Ball Corp.	28,600	1,135,992
International Paper Co. (c)	45,000	1,512,450
Kimberly-Clark Corp.	19,500	1,163,175

		3,811,617

Health Services—1.1%
Laboratory Corp. of America Holdings (a)	22,200	1,195,470

Insurance—4.6%
American International Group, Inc.	35,699	2,435,743
The Allstate Corp.	21,600	1,167,912
The St. Paul Travelers Cos., Inc.	15,100	674,517
XL Capital, Ltd., Class A	11,700	788,346

		5,066,518

Leisure & Entertainment—8.5%
Clear Channel Communications, Inc.	54,600	1,717,170
Expedia, Inc. (a), (c)	41,100	984,756
McDonald’s Corp.	33,600	1,132,992
News Corp., Class A	162,700	2,529,985
Tribune Co.	30,100	910,826
Viacom, Inc., Class B (a), (c)	27,880	908,888
Westwood One, Inc. (c)	74,800	1,219,240

		9,403,857

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Equity Portfolio (concluded)

Manufacturing—8.5%
Dover Corp.	27,200	$1,101,328
General Electric Co.	69,725	2,443,861
Honeywell International, Inc.	38,800	1,445,300
Ingersoll-Rand Co., Ltd., Class A	30,400	1,227,248
Tyco International, Ltd.	49,900	1,440,114
United Technologies Corp.	30,300	1,694,073

		9,351,924

Medical Products—3.3%
Becton, Dickinson & Co.	19,300	1,159,544
Johnson & Johnson	41,895	2,517,890

		3,677,434

Printing & Publishing—0.4%
Dex Media, Inc.	16,400	444,276

Retail—6.5%
Dollar Tree Stores, Inc. (a)	54,400	1,302,336
Liz Claiborne, Inc.	21,700	777,294
Sears Holdings Corp. (a)	4,880	563,786
The Home Depot, Inc.	70,685	2,861,329
Wal-Mart Stores, Inc.	36,600	1,712,880

		7,217,625

Semiconductors & Components—1.5%
Intel Corp.	68,020	1,697,779

Technology—2.0%
International Business Machines Corp.	26,700	2,194,740

Technology Hardware—5.0%
Avaya, Inc. (a), (c)	193,100	2,060,377
Cisco Systems, Inc. (a)	113,100	1,936,272
Hewlett-Packard Co. (c)	52,200	1,494,486

		5,491,135

Description	Shares	Value

Telecommunications—4.4%
ALLTEL Corp.	19,800	$1,249,380
Sprint Nextel Corp.	90,026	2,103,008
Verizon Communications, Inc.	50,610	1,524,373

		4,876,761

Total Common Stocks (Identified cost $101,302,068)		109,306,691

Short-Term Investments—8.0%

Collateral for Securities on Loan—7.2%
State Street Navigator Securities Lending Prime Portfolio, 4.28% (e), (f)	7,927,680	7,927,680

	Principal Amount (000)

Repurchase Agreement—0.8%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $895,000 United States Treasury Note, 4.00%, 11/15/12, with a value of $882,694) Proceeds of $863,312	$863	863,000

Total Short-Term Investments (Identified cost $8,790,680)		8,790,680

Total Investments—107.1% (Identified cost $110,092,748) (b)		$118,097,371
Liabilities in Excess of Cash and Other Assets—(7.1)%		(7,782,172)

Net Assets—100.0%		$110,315,199

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks—122.9%

Alcohol & Tobacco—1.6%
Altria Group, Inc.	22	$1,644

Banking—12.2%
AmSouth Bancorporation	24	629
Bank of America Corp.	107	4,938
City National Corp.	13	942
Golden West Financial Corp.	28	1,848
The Bank of New York Co., Inc.	60	1,911
Wells Fargo & Co.	31	1,948

		12,216

Building & Construction—0.6%
Masco Corp.	20	604

Cable & Broadcasting—1.6%
Comcast Corp., Class A (a)	63	1,618

Chemicals—1.2%
Du Pont (E.I.) de Nemours & Co.	28	1,190

Commercial Services—3.2%
ARAMARK Corp., Class B	51	1,417
Automatic Data Processing, Inc.	19	872
Republic Services, Inc.	24	901

		3,190

Computer Software—3.6%
Computer Associates International, Inc.	35	987
Microsoft Corp.	61	1,595
Oracle Corp. (a)	81	989

		3,571

Drugs—5.3%
Abbott Laboratories	20	789
Bristol-Myers Squibb Co.	25	574
Pfizer, Inc.	168	3,918

		5,281

Energy Exploration & Production—2.4%
Burlington Resources, Inc.	19	1,638
Occidental Petroleum Corp.	10	799

		2,437

Energy Integrated—13.5%
Chevron Corp.	57	3,236
ConocoPhillips	46	2,676
Exxon Mobil Corp.	110	6,179
Marathon Oil Corp.	25	1,524

		13,615

Description	Shares	Value

Energy Services—3.9%
GlobalSantaFe Corp.	12	$578
Halliburton Co.	33	2,045
The Williams Cos., Inc.	55	1,274

		3,897

Financial Services—16.8%
Ameriprise Financial, Inc.	20	820
Citigroup, Inc.	134	6,503
JPMorgan Chase & Co.	97	3,850
MBNA Corp.	80	2,172
Mellon Financial Corp.	37	1,267
The Bear Stearns Cos., Inc.	20	2,311

		16,923

Food & Beverages—1.3%
Sara Lee Corp.	30	567
The Pepsi Bottling Group, Inc.	26	744

		1,311

Forest & Paper Products—2.4%
Ball Corp.	31	1,231
Kimberly-Clark Corp.	20	1,193

		2,424

Health Services—0.8%
Triad Hospitals, Inc. (a)	20	785

Insurance—10.4%
American International Group, Inc .	46	3,138
Aon Corp.	38	1,366
Lincoln National Corp.	24	1,273
PartnerRe, Ltd.	10	657
The Allstate Corp.	23	1,244
The St. Paul Travelers Cos., Inc.	14	625
Willis Group Holdings, Ltd.	17	628
XL Capital, Ltd., Class A	23	1,550

		10,481

Leisure & Entertainment—11.6%
Clear Channel Communications, Inc.	37	1,164
Gannett Co., Inc.	23	1,393
McDonald’s Corp.	56	1,888
News Corp., Class A	162	2,519
Royal Caribbean Cruises, Ltd.	30	1,352
Time Warner, Inc.	123	2,145
Viacom, Inc., Class B (a)	37	1,206

		11,667

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Manufacturing—9.2%
General Electric Co.	104	$3,645
Honeywell International, Inc.	46	1,713
Ingersoll-Rand Co., Ltd., Class A	29	1,171
Tyco International, Ltd.	52	1,501
United Technologies Corp.	21	1,174

		9,204

Medical Products—3.3%
Becton, Dickinson & Co.	19	1,141
Johnson & Johnson	36	2,164

		3,305

Printing & Publishing—1.2%
Dex Media, Inc.	43	1,165

Retail—3.0%
Dollar Tree Stores, Inc. (a)	30	718
Liz Claiborne, Inc.	24	860
The Home Depot, Inc.	24	971
Wal-Mart Stores, Inc.	10	468

		3,017

Semiconductors & Components—0.5%
Intel Corp.	20	499

Description	Shares	Value

Technology—1.2%
International Business Machines Corp.	15	$1,233

Technology Hardware—4.0%
Avaya, Inc. (a)	164	1,750
Cisco Systems, Inc. (a)	63	1,078
Hewlett-Packard Co.	43	1,231

		4,059

Telecommunications—6.8%
ALLTEL Corp.	10	631
Sprint Nextel Corp.	137	3,200
Verizon Communications, Inc.	100	3,012

		6,843

Utilities—1.3%
Edison International	30	1,308

Total Common Stocks (Identified cost $123,044)		123,487

Total Investments—122.9% (Identified cost $123,044) (b)		$123,487
Liabilities in Excess of Cash and Other Assets—(22.9)%		(23,042)

Net Assets—100.0%		$100,445

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks—96.2%

Banking—7.0%
AmSouth Bancorporation	6,070	$159,095
Bank of America Corp.	10,660	491,959
Golden West Financial Corp.	3,705	244,530
The Bank of New York Co., Inc.	5,325	169,601

		1,065,185

Cable & Broadcasting—0.5%
Comcast Corp., Class A (a)	2,900	74,501

Chemicals—4.6%
Cabot Corp.	9,960	356,568
Du Pont (E.I.) de Nemours & Co.	5,180	220,150
Huntsman Corp.	7,400	127,428

		704,146

Commercial Services—3.0%
ARAMARK Corp., Class B	10,825	300,719
Republic Services, Inc.	4,135	155,269

		455,988

Computer Software—5.2%
Microsoft Corp.	23,705	619,886
Oracle Corp. (a)	14,660	178,998

		798,884

Consumer Products—3.0%
Fortune Brands, Inc.	2,645	206,363
The Stanley Works	5,285	253,891

		460,254

Drugs—1.1%
Pfizer, Inc.	7,420	173,034

Energy Integrated—2.7%
Chevron Corp.	3,905	221,687
ConocoPhillips	3,400	197,812

		419,499

Energy Services—1.7%
BJ Services Co.	4,770	174,916
The Williams Cos., Inc.	3,600	83,412

		258,328

Financial Services—8.8%
Ameriprise Financial, Inc.	3,870	158,670
Citigroup, Inc.	8,805	427,307
JPMorgan Chase & Co.	8,545	339,151
MBNA Corp.	7,420	201,453
The Bear Stearns Cos., Inc.	1,930	222,973

		1,349,554

Description	Shares	Value

Food & Beverages—1.5%
The Pepsi Bottling Group, Inc.	7,850	$224,589

Forest & Paper Products—6.0%
Ball Corp.	4,215	167,420
International Paper Co.	5,070	170,403
Kimberly-Clark Corp.	3,180	189,687
Louisiana-Pacific Corp.	7,840	215,365
Temple-Inland, Inc.	4,065	182,315

		925,190

Health Services—2.0%
Laboratory Corp. of America Holdings (a)	5,755	309,907

Insurance—3.1%
MGIC Investment Corp.	2,420	159,284
PartnerRe, Ltd.	2,430	159,578
The Allstate Corp.	2,900	156,803

		475,665

Leisure & Entertainment—15.0%
Clear Channel Communications, Inc.	13,370	420,486
Expedia, Inc. (a)	11,000	263,560
Gannett Co., Inc.	3,960	239,857
GTECH Holdings Corp.	5,910	187,583
McDonald’s Corp.	7,855	264,871
News Corp., Class A	13,280	206,504
Royal Caribbean Cruises, Ltd.	4,545	204,798
Tribune Co.	5,365	162,345
Westwood One, Inc.	21,050	343,115

		2,293,119

Manufacturing—5.8%
Dover Corp.	3,820	154,672
Honeywell International, Inc.	4,350	162,037
Ingersoll-Rand Co., Ltd., Class A	5,010	202,254
Tyco International, Ltd.	6,160	177,777
United Technologies Corp.	3,480	194,567

		891,307

Medical Products—2.8%
Baxter International, Inc.	4,480	168,672
Johnson & Johnson	4,465	268,346

		437,018

Printing & Publishing—3.5%
Dex Media, Inc.	19,610	531,235

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Retail—6.7%
Dollar Tree Stores, Inc. (a)	9,920	$237,485
Foot Locker, Inc.	7,560	178,340
Liz Claiborne, Inc.	6,665	238,740
Sears Holdings Corp. (a)	1,350	155,966
The Home Depot, Inc.	5,400	218,592

		1,029,123

Technology—1.8%
International Business Machines Corp.	3,290	270,438

Technology Hardware—7.8%
Avaya, Inc. (a)	30,775	328,369
Cisco Systems, Inc. (a)	15,455	264,590
Hewlett-Packard Co.	12,740	364,746
Nokia Oyj Sponsored ADR	12,640	231,312

		1,189,017

Telecommunications—2.3%
ALLTEL Corp.	2,513	158,570
Sprint Nextel Corp.	8,040	187,815

		346,385

Transportation—0.3%
Southwest Airlines Co.	3,030	49,783

Total Common Stocks (Identified cost $14,743,656)		14,732,149

Description	Principal Amount (000)	Value

Repurchase Agreement—3.8%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $535,000 United States Treasury Bond, 5.25%, 02/15/29, with a value of $598,706) Proceeds of $586,211 (Identified cost $586,000)	$586	$586,000

Total Investments—100.0% (Identified cost $15,329,656) (b)		$15,318,149
Cash and Other Assets in Excess of Liabilities		618

Net Assets—100.0%		$15,318,767

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Mid Cap Portfolio

Common Stocks—95.6%

Banking—3.6%
AmSouth Bancorporation	93,300	$2,445,393
City National Corp.	31,000	2,245,640
Hudson City Bancorp, Inc.	290,900	3,525,708

		8,216,741

Chemicals—4.6%
Cabot Corp.	141,300	5,058,540
Celanese Corp., Series A	163,200	3,120,384
Rohm & Haas Co.	45,100	2,183,742

		10,362,666

Commercial Services—5.5%
ARAMARK Corp., Class B	222,100	6,169,938
DST Systems, Inc. (a)	45,700	2,737,887
Republic Services, Inc.	94,400	3,544,720

		12,452,545

Computer Software—1.7%
BEA Systems, Inc. (a)	404,700	3,804,180

Consumer Products—3.8%
Fortune Brands, Inc.	54,800	4,275,496
The Stanley Works	87,900	4,222,716

		8,498,212

Energy Services—5.9%
Baker Hughes, Inc.	43,200	2,625,696
BJ Services Co.	70,000	2,566,900
GlobalSantaFe Corp.	55,000	2,648,250
The Williams Cos., Inc.	234,700	5,437,999

		13,278,845

Financial Services—2.6%
Federated Investors, Inc., Class B	63,700	2,359,448
Mellon Financial Corp.	104,200	3,568,850

		5,928,298

Food & Beverages—2.1%
The Pepsi Bottling Group, Inc.	163,000	4,663,430

Forest & Paper Products—6.5%
Ball Corp.	96,500	3,832,980
Louisiana-Pacific Corp.	169,800	4,664,406
Pactiv Corp. (a)	85,500	1,881,000
Temple-Inland, Inc.	97,100	4,354,935

		14,733,321

Description	Shares	Value

Health Services—5.7%
Laboratory Corp. of America Holdings (a)	90,500	$4,873,425
Service Corp. International	461,900	3,778,342
Triad Hospitals, Inc. (a)	106,500	4,177,995

		12,829,762

Insurance—10.2%
Jefferson-Pilot Corp.	83,700	4,765,041
MGIC Investment Corp.	52,600	3,462,132
PartnerRe, Ltd.	54,900	3,605,283
Protective Life Corp.	134,800	5,900,196
RenaissanceRe Holdings, Ltd.	54,200	2,390,762
Willis Group Holdings, Ltd.	82,200	3,036,468

		23,159,882

Leisure & Entertainment—9.9%
Belo Corp., Class A	178,400	3,819,544
Brinker International, Inc.	52,800	2,041,248
Expedia, Inc. (a)	218,400	5,232,864
GTECH Holdings Corp.	70,100	2,224,974
Royal Caribbean Cruises, Ltd.	85,700	3,861,642
Westwood One, Inc.	324,900	5,295,870

		22,476,142

Manufacturing—2.2%
Dover Corp.	125,200	5,069,348

Printing & Publishing—3.2%
Dex Media, Inc.	264,700	7,170,723

Real Estate—1.9%
Health Care Property Investors, Inc .	86,500	2,210,940
Trizec Properties, Inc.	95,000	2,177,400

		4,388,340

Retail—6.5%
Dollar Tree Stores, Inc. (a)	200,200	4,792,788
Foot Locker, Inc.	111,300	2,625,567
Liz Claiborne, Inc.	134,400	4,814,208
Sears Holdings Corp. (a)	21,028	2,429,365

		14,661,928

Semiconductors & Components—3.2%
Flextronics International, Ltd. (a)	109,800	1,146,312
Solectron Corp. (a)	438,800	1,606,008
Vishay Intertechnology, Inc. (a)	329,400	4,532,544

		7,284,864

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)

Technology Hardware—7.9%
Arrow Electronics, Inc. (a)	108,100	$3,462,443
Avaya, Inc. (a)	602,800	6,431,876
CDW Corp.	59,200	3,408,144
Ingram Micro, Inc., Class A (a)	231,300	4,609,809

		17,912,272

Telecommunications—3.6%
ALLTEL Corp.	49,247	3,107,486
Citizens Communications Co.	408,200	4,992,286

		8,099,772

Transportation—5.0%
Laidlaw International, Inc.	212,500	4,936,375
Norfolk Southern Corp.	78,800	3,532,604
Southwest Airlines Co.	172,700	2,837,461

		11,306,440

Total Common Stocks (Identified cost $198,982,483)		216,297,711

Description	Principal Amount (000)	Value

Repurchase Agreement—6.7%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $15,710,000 United States Treasury Note, 4.00%, 11/15/12, with a value of $15,493,988) Proceeds of $15,192,484 (Identified cost $15,187,000)	$15,187	$15,187,000

Total Investments—102.3% (Identified cost $214,169,483) (b)		$231,484,711
Liabilities in Excess of Cash and Other Assets—(2.3)%		(5,203,015)

Net Assets—100.0%		$226,281,696

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Small Cap Portfolio

Common Stocks—98.5%

Agriculture—0.5%
Delta & Pine Land Co. (c)	66,800	$1,537,068

Banking—8.8%
Bank of the Ozarks, Inc. (c)	55,200	2,036,880
BankUnited Financial Corp., Class A (c)	117,900	3,132,603
Boston Private Financial Holdings, Inc. (c)	70,100	2,132,442
First Community Bancorp (c)	43,700	2,375,969
First Midwest Bancorp, Inc.	58,300	2,043,998
MB Financial, Inc. (c)	79,900	2,828,460
Provident Bankshares Corp. (c)	49,900	1,685,123
Sterling Bancshares, Inc.	132,200	2,041,168
Texas Regional Bancshares, Inc., Class A (c)	104,700	2,963,010
The South Financial Group, Inc. (c)	105,500	2,905,470
United Bankshares, Inc. (c)	43,400	1,529,416

		25,674,539

Building & Construction—2.0%
Levitt Corp., Class A (c)	92,900	2,112,546
Perini Corp. (a), (c)	57,500	1,388,625
Texas Industries, Inc.	46,100	2,297,624

		5,798,795

Chemicals—2.1%
PolyOne Corp. (a), (c)	205,400	1,320,722
Rogers Corp. (a), (c)	69,100	2,707,338
Westlake Chemical Corp. (c)	68,900	1,985,009

		6,013,069

Commercial Services—9.7%
ADVO, Inc. (c)	118,300	3,333,694
Arbitron, Inc.	62,070	2,357,419
Learning Tree International, Inc. (a), (c)	175,200	2,247,816
MPS Group, Inc. (a)	140,100	1,915,167
Rush Enterprises, Inc., Class A (a), (c)	7,900	117,552
Tetra Tech, Inc. (a)	127,800	2,002,626
The BISYS Group, Inc. (a), (c)	147,200	2,062,272
United Rentals, Inc. (a), (c)	122,000	2,853,580
Waste Connections, Inc. (a), (c)	47,200	1,626,512
Watson Wyatt Worldwide, Inc. (c)	109,000	3,041,100
WESCO International, Inc. (a), (c)	50,400	2,153,592
Wireless Facilities, Inc. (a), (c)	489,900	2,498,490
Wright Express Corp.	86,300	1,898,600

		28,108,420

Description	Shares	Value

Computer Software—1.8%
Agile Software Corp. (a), (c)	352,600	$2,108,548
Openwave Systems, Inc. (a), (c)	53,200	929,404
WebEx Communications, Inc. (a), (c)	96,400	2,085,132

		5,123,084

Consumer Products—3.9%
Elizabeth Arden, Inc. (a), (c)	88,300	1,771,298
Fossil, Inc. (a), (c)	122,100	2,626,371
Matthews International Corp., Class A (c)	39,800	1,449,118
Take-Two Interactive Software, Inc. (a), (c)	115,400	2,042,580
Tempur-Pedic International, Inc. (a), (c)	98,700	1,135,050
WMS Industries, Inc. (a), (c)	97,100	2,436,239

		11,460,656

Drugs—1.8%
First Horizon Pharmaceutical Corp. (a), (c)	188,300	3,248,175
K-V Pharmaceutical Co., Class A (a), (c)	97,800	2,014,680

		5,262,855

Energy Exploration & Production—3.0%
Brigham Exploration Co. (a), (c)	138,900	1,647,354
Denbury Resources, Inc. (a), (c)	63,100	1,437,418
Energy Partners, Ltd. (a), (c)	63,600	1,385,844
Forest Oil Corp. (a), (c)	35,000	1,594,950
Penn Virginia Corp.	17,900	1,027,460
Range Resources Corp. (c)	59,149	1,557,985

		8,651,011

Energy Services—5.4%
Dresser-Rand Group, Inc. (c)	131,200	3,172,416
Grey Wolf, Inc. (a), (c)	228,700	1,767,851
Hercules Offshore, Inc.	31,200	886,392
Key Energy Services, Inc. (a), (c)	142,400	1,918,128
Kinder Morgan Management, LLC (a)	52,753	2,398,151
Oil States International, Inc. (a), (c)	43,700	1,384,416
Todco, Class A (c)	72,300	2,751,738
Veritas DGC, Inc. (a), (c)	42,900	1,522,521

		15,801,613

Financial Services—1.7%
Financial Federal Corp. (c)	46,800	2,080,260
Waddell & Reed Financial, Inc. (c)	143,900	3,017,583

		5,097,843

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Small Cap Portfolio (continued)

Food & Beverages—0.5%
Performance Food Group Co. (a), (c)	48,500	$1,375,945

Health Services—5.2%
Alderwoods Group, Inc. (a)	130,000	2,063,100
BioScrip, Inc. (a), (c)	298,300	2,249,182
Gentiva Health Services, Inc. (a)	51,700	762,058
Hanger Orthopedic Group, Inc. (a), (c)	258,200	1,474,322
Kindred Healthcare, Inc. (a), (c)	104,300	2,686,768
LifePoint Hospitals, Inc. (a), (c)	89,400	3,352,500
Ventiv Health, Inc. (a), (c)	111,400	2,631,268

		15,219,198

Insurance—4.4%
Arch Capital Group, Ltd. (a), (c)	39,000	2,135,250
Aspen Insurance Holdings, Ltd.	106,200	2,513,754
Assured Guaranty, Ltd. (c)	104,731	2,659,120
Bristol West Holdings, Inc. (c)	125,300	2,384,459
Scottish Re Group, Ltd. (c)	123,900	3,041,745

		12,734,328

Leisure & Entertainment—3.5%
Alliance Gaming Corp. (a), (c)	241,000	3,137,820
Carmike Cinemas, Inc. (c)	5,600	142,016
CBRL Group, Inc. (c)	57,000	2,003,550
Journal Register Co.	36,500	545,675
RARE Hospitality International, Inc. (a), (c)	71,300	2,166,807
Ruby Tuesday, Inc. (c)	79,400	2,055,666

		10,051,534

Manufacturing—9.7%
Acuity Brands, Inc. (c)	56,500	1,796,700
Applied Signal Technology, Inc. (c)	115,600	2,624,120
Columbus McKinnon Corp. (a)	87,800	1,929,844
DRS Technologies, Inc. (c)	43,000	2,211,060
Esterline Technologies Corp. (a), (c)	72,700	2,703,713
Kennametal, Inc. (c)	38,700	1,975,248
Knoll, Inc.	152,700	2,612,697
Ladish Co., Inc. (a)	72,300	1,615,905
RBC Bearings, Inc.	113,700	1,847,625
Regal-Beloit Corp. (c)	68,900	2,439,060
RTI International Metals, Inc. (a), (c)	109,869	4,169,529
Wabash National Corp. (c)	112,600	2,145,030

		28,070,531

Medical Products—4.1%
Advanced Medical Optics, Inc. (a), (c)	59,000	2,466,200
Candela Corp. (a), (c)	119,800	1,729,912

Description	Shares	Value

Encore Medical Corp. (a), (c)	169,600	$839,520
PSS World Medical, Inc. (a), (c)	171,600	2,546,544
Symmetry Medical, Inc. (a), (c)	131,500	2,549,785
Wright Medical Group, Inc. (a), (c)	80,900	1,650,360

		11,782,321

Metals & Mining—3.7%
Cleveland-Cliffs, Inc. (c)	17,700	1,567,689
NS Group, Inc. (a)	65,800	2,751,098
Olin Corp. (c)	108,000	2,125,440
Oregon Steel Mills, Inc. (a), (c)	55,300	1,626,926
Quanex Corp. (c)	18,000	899,460
Steel Dynamics, Inc. (c)	46,400	1,647,664

		10,618,277

Printing & Publishing—0.9%
R.H. Donnelley Corp. (a), (c)	42,600	2,625,012

Real Estate—3.3%
Alexandria Real Estate Equities, Inc. (c)	26,400	2,125,200
BioMed Realty Trust, Inc. (c)	60,100	1,466,440
Brandywine Realty Trust (c)	74,200	2,070,922
Cousins Properties, Inc. (c)	50,200	1,420,660
Lexington Corporate Properties Trust	68,300	1,454,790
The Mills Corp. (c)	24,200	1,014,948

		9,552,960

Retail—3.8%
CSK Auto Corp. (a), (c)	114,500	1,726,660
Dick’s Sporting Goods, Inc. (a), (c)	46,600	1,548,984
Hot Topic, Inc. (a), (c)	126,700	1,805,475
PETCO Animal Supplies, Inc. (a), (c)	94,300	2,069,885
The Finish Line, Inc.	116,300	2,025,946
The Talbots, Inc.	62,100	1,727,622

		10,904,572

Superconductors & Components—7.3%
Actel Corp. (a)	158,700	2,020,251
Benchmark Electronics, Inc. (a), (c)	91,350	3,072,101
Coherent, Inc. (a)	88,800	2,635,584
Exar Corp. (a), (c)	196,000	2,453,920
FARO Technologies, Inc. (a), (c)	46,900	938,000
Integrated Device Technology, Inc. (a), (c)	283,900	3,741,803
Microsemi Corp. (a), (c)	61,300	1,695,558
TTM Technologies, Inc. (a), (c)	266,400	2,504,160
Zoran Corp. (a), (c)	130,200	2,110,542

		21,171,919

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)

Technology Hardware—4.9%
ADE Corp. (a), (c)	71,600	$1,722,696
Avocent Corp. (a), (c)	96,800	2,631,992
Brooks Automation, Inc. (a)	114,716	1,437,391
C-COR, Inc. (a), (c)	308,293	1,498,304
Dot Hill Systems Corp. (a), (c)	345,000	2,390,850
Photon Dynamics, Inc. (a), (c)	98,800	1,806,064
SafeNet, Inc. (a), (c)	89,900	2,896,578

		14,383,875

Transportation—5.0%
AirTran Holdings, Inc. (a), (c)	180,000	2,885,400
American Commercial Lines, Inc. (a), (c)	85,600	2,592,824
Genco Shipping & Trading, Ltd. (c)	61,300	1,069,072
Hub Group, Inc., Class A (a), (c)	31,300	1,106,455
OMI Corp. (c)	189,400	3,437,610
Pacer International, Inc. (c)	77,000	2,006,620
Swift Transportation Co., Inc. (a), (c)	69,600	1,412,880

		14,510,861

Utilities—1.5%
Cleco Corp. (c)	137,600	2,868,960
New Jersey Resources Corp. (c)	35,800	1,499,661

		4,368,621

Total Common Stocks (Identified cost $251,845,178)		285,898,907

Description	Shares	Value

Short-Term Investments—27.0%

Collateral for Securities on Loan—25.8%
State Street Navigator Securities Lending Prime Portfolio, 4.28% (e), (f)	74,771,810	$74,771,810

	Principal
	Amount
	(000)

Repurchase Agreement—1.2%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $3,300,000 United States Treasury Bond, 10.375%, 11/15/12, with a value of $3,696,000) Proceeds of $3,624,308	$3,623	3,623,000

Total Short-Term Investments (Identified cost $78,394,810)		78,394,810

Total Investments—125.5% (Identified cost $330,239,988) (b)		$364,293,717
Liabilities in Excess of Cash and Other Assets—(25.5)%		(74,000,931)

Net Assets—100.0%		$290,292,786

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks—97.3%

Belgium—1.7%
Belgacom SA	283,900	$9,225,785
InBev NV	221,761	9,618,229

Total Belgium		18,844,014

France—15.4%
Axa (c)	374,500	12,041,872
BNP Paribas SA (c)	270,600	21,816,377
France Telecom SA	671,900	16,635,406
Lafarge SA (c)	185,900	16,665,153
Lagardere SCA (c)	195,910	15,020,565
Sanofi-Aventis (c)	163,384	14,261,249
Schneider Electric SA (c)	149,200	13,260,759
Total SA (c)	150,124	37,576,111
Vivendi Universal SA (c)	641,000	20,006,181

Total France		167,283,673

Germany—5.3%
Deutsche Bank AG (c)	106,700	10,307,768
Siemens AG (c)	325,900	27,831,669
Volkswagen AG (c)	357,400	18,806,288

Total Germany		56,945,725

Ireland—1.8%
Bank of Ireland	563,250	8,842,918
CRH PLC	372,321	10,913,404

Total Ireland		19,756,322

Italy—8.6%
Assicurazioni Generali SpA (c)	331,900	11,556,862
Banco Popolare di Verona e Novara Scrl (c)	506,660	10,213,509
Enel SpA	1,441,300	11,280,066
Eni SpA (c)	753,530	20,825,199
Mediolanum SpA	203,100	1,334,386
Telecom Italia SpA (c)	6,515,350	18,905,544
UniCredito Italiano SpA (c)	2,857,950	19,619,771

Total Italy		93,735,337

Japan—25.9%
East Japan Railway Co.	2,551	17,528,264
Fujitsu, Ltd.	1,783,000	13,565,483
Hoya Corp.	549,900	19,754,096
Mitsubishi UFJ Financial Group, Inc.	2,760	37,414,217
Murata Manufacturing Co., Ltd.	274,500	17,582,140
Nidec Corp.	173,800	14,769,245
Nomura Holdings, Inc.	1,128,100	21,600,491
NTT DoCoMo, Inc.	5,723	8,727,781

Description	Shares	Value

Shin-Etsu Chemical Co., Ltd.	124,300	$6,603,076
Shinsei Bank, Ltd.	1,541,900	8,909,394
Sony Corp.	395,400	16,146,980
Takeda Pharmaceutical Co., Ltd.	345,000	18,648,649
The Sumitomo Trust and Banking Co., Ltd.	1,398,000	14,272,558
Tokyo Gas Co., Ltd.	3,529,000	15,667,169
Toyota Motor Corp.	623,000	32,303,313
Yokogawa Electric Corp.	990,800	16,872,897

Total Japan		280,365,753

Netherlands—3.3%
Royal Dutch Shell PLC, A Shares	397,132	12,076,306
TNT NV	742,500	23,121,538

Total Netherlands		35,197,844

Norway—2.6%
DNB NOR ASA (c)	1,445,800	15,373,469
Statoil ASA (c)	542,400	12,416,023

Total Norway		27,789,492

Singapore—1.3%
Oversea-Chinese Banking Corp., Ltd. (c)	3,396,240	13,684,633

Switzerland—10.5%
Compagnie Financiere Richemont AG, A Shares	295,500	12,824,918
Credit Suisse Group	596,620	30,330,088
Nestle SA	75,345	22,467,154
Novartis AG	585,300	30,665,021
Zurich Financial Services AG (a)	82,900	17,612,201

Total Switzerland		113,899,382

United Kingdom—20.9%
Barclays PLC	2,516,000	26,391,185
BP PLC	1,753,970	18,638,882
Cadbury Schweppes PLC	1,396,126	13,170,412
Diageo PLC	1,760,442	25,462,362
GlaxoSmithKline PLC	506,001	12,760,868
Imperial Tobacco Group PLC	456,740	13,619,963
Marks & Spencer Group PLC	2,281,001	19,775,338
National Grid PLC	1,476,928	14,414,412
Prudential PLC	1,168,916	11,037,051
Royal Bank of Scotland Group PLC	935,600	28,188,657
Tesco PLC	3,167,300	18,025,187
Vodafone Group PLC	11,822,645	25,472,140

Total United Kingdom		226,956,457

Total Common Stocks (Identified cost $892,518,607)		1,054,458,632

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Short-Term Investments—27.1%

Collateral for Securities on Loan—23.7%
State Street Navigator Securities Lending Prime Portfolio, 4.28% (e), (f)	256,461,723	$256,461,723

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—3.4%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $34,055,000 United States Treasury Bond, 10.375%, 11/15/12, with a value of $38,141,600) Proceeds of $37,403,502	$37,390	$37,390,000

Total Short-Term Investments (Identified cost $293,851,723)		293,851,723

Total Investments—124.4% (Identified cost $1,186,370,330) (b)		$1,348,310,355
Liabilities in Excess of Cash and Other Assets—(24.4)%		(264,193,848)

Net Assets—100.0%		$1,084,116,507

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks—98.2%

Denmark—2.0%
Danske Bank A/S ADR	13,000	$457,990

Finland—4.4%
Nokia Oyj Sponsored ADR	53,300	975,390

France—12.7%
Axa Sponsored ADR	16,800	543,144
Sanofi-Aventis ADR	10,100	443,390
Societe Generale Sponsored ADR	29,850	734,608
Total SA Sponsored ADR	5,550	701,520
Vivendi Universal SA Sponsored ADR	12,850	403,876

Total France		2,826,538

Germany—5.0%
Schering AG ADR	6,400	428,224
Siemens AG Sponsored ADR	8,100	693,279

Total Germany		1,121,503

Ireland—2.0%
Allied Irish Banks PLC Sponsored ADR	10,300	442,488

Italy—5.3%
Eni SpA Sponsored ADR	5,200	725,192
SanPaolo IMI SpA Sponsored ADR	14,750	460,937

Total Italy		1,186,129

Japan—14.4%
Canon, Inc. Sponsored ADR	12,200	717,726
Hoya Corp. Sponsored ADR	7,600	270,180
Kao Corp. Sponsored ADR	2,500	669,850
Mitsubishi UFJ Financial Group, Inc. ADR	52,800	722,832
Nomura Holdings, Inc. ADR	42,600	818,772

Total Japan		3,199,360

Description	Shares	Value

Netherlands—6.9%
Heineken NV ADR	19,100	$605,661
Royal Dutch Shell PLC, A Shares ADR	11,200	688,688
TNT NV ADR	7,700	240,856

Total Netherlands		1,535,205

Switzerland—15.0%
Credit Suisse Group Sponsored ADR	14,400	733,680
Nestle SA Sponsored ADR	9,550	712,907
Novartis AG ADR	8,850	464,448
Swiss Re Sponsored ADR	6,750	493,358
UBS AG	7,400	704,110
Zurich Financial Services AG ADR (a)	10,900	233,260

Total Switzerland		3,341,763

United Kingdom—30.5%
Barclays PLC Sponsored ADR	19,500	820,560
BP PLC Sponsored ADR	10,600	680,732
Cadbury Schweppes PLC Sponsored ADR	16,600	635,614
Diageo PLC Sponsored ADR	10,900	635,470
GlaxoSmithKline PLC ADR	17,800	898,544
HSBC Holdings PLC Sponsored ADR	10,600	852,982
Imperial Tobacco Group PLC ADR	8,900	538,361
Tesco PLC Sponsored ADR	21,900	373,899
Unilever PLC Sponsored ADR	15,700	629,884
Vodafone Group PLC Sponsored ADR	34,300	736,421

Total United Kingdom		6,802,467

Total Common Stocks (Identified cost $18,097,341)		21,888,833

Total Investments—98.2% (Identified cost $18,097,341) (b)		$21,888,833
Cash and Other Assets in Excess of Liabilities—1.8%		398,653

Net Assets—100.0%		$22,287,486

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks—95.1%

Belgium—1.4%
Mobistar SA	23,450	$1,853,250

Finland—4.0%
Orion Oyj, A Shares	65,300	1,201,584
Orion Oyj, B Shares	44,280	816,884
Sampo Oyj, A Shares	194,000	3,368,417

Total Finland		5,386,885

France—12.9%
Lafarge SA Sponsored ADR	132,500	2,983,900
Lagardere Groupe SCA Sponsored ADR	35,900	2,751,735
Neopost SA	18,800	1,878,268
Schneider Electric SA	30,300	2,693,036
Total SA	16,500	4,129,958
Vivendi Universal SA Sponsored ADR	98,800	3,105,284

Total France		17,542,181

Germany—6.8%
Hypo Real Estate Holding AG	49,700	2,578,267
Puma AG Sponsored ADR	8,500	2,507,500
Wincor Nixdorf AG	38,950	4,105,968

Total Germany		9,191,735

Greece—2.6%
Cosmote Mobile Telecommunications SA	87,990	1,949,150
EFG Eurobank Ergasias SA	50,060	1,567,141

Total Greece		3,516,291

Indonesia—2.5%
PT Telekomunikasi Indonesia Sponsored ADR	144,900	3,457,314

Ireland—2.6%
CRH PLC	121,000	3,546,730

Italy—4.1%
Banco Popolare di Verona e Novara Scrl	100,812	2,032,219
UniCredito Italiano SpA	522,942	3,589,987

Total Italy		5,622,206

Japan—19.8%
Don Quijote Co., Ltd.	32,800	2,740,049
Ito En, Ltd.	51,600	3,086,470
Sapporo Hokuyo Holdings, Inc.	370	3,385,580
Tokyo Gas Co., Ltd.	774,000	3,436,211
Toyota Motor Corp. Sponsored ADR	46,100	4,822,982
USS Co., Ltd.	43,840	2,793,161

Description	Shares	Value

Yamada Denki Co., Ltd.	35,600	$4,451,885
Yokogawa Electric Corp.	124,100	2,113,369

Total Japan		26,829,707

Mexico—1.6%
Fomento Economico Mexicano SA de CV Sponsored ADR	29,300	2,124,543

Morocco—1.2%
Maroc Telecom	158,500	1,678,889

Netherlands—2.5%
TNT NV	106,810	3,326,076

Norway—5.6%
DNB NOR ASA	304,000	3,232,490
Statoil ASA Sponsored ADR	105,700	2,426,872
Telenor ASA	204,300	1,998,874

Total Norway		7,658,236

Russia—3.1%
LUKOIL Sponsored ADR	71,500	4,218,500

South Korea—2.6%
Kookmin Bank Sponsored ADR	47,200	3,526,312

Spain—2.0%
Altadis SA	59,000	2,666,821

Switzerland—6.6%
Compagnie Financiere Richemont AG, A Shares	64,100	2,781,987
Credit Suisse Group	62,900	3,197,618
Novartis AG ADR	57,500	3,017,600

Total Switzerland		8,997,205

United Kingdom—13.2%
Cobham PLC	972,400	2,829,578
Collins Stewart Tullett PLC	300,097	3,065,390
Diageo PLC Sponsored ADR	54,200	3,159,860
DX Services PLC	432,665	2,525,444
National Grid PLC Sponsored ADR	62,064	3,021,896
Tesco PLC Sponsored ADR	197,100	3,365,088

Total United Kingdom		17,967,256

Total Common Stocks (Identified cost $117,122,840)		129,110,137

Preferred Stock—2.3%

Germany—2.3%
Porsche AG (Identified cost $2,707,339)	4,307	3,083,603

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.

Portfolios of Investments (continued)
December 31, 2005

	Principal
	Amount
Description	(000)	Value

Lazard International Strategic Equity Portfolio (concluded)

Repurchase Agreement—2.5%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $3,545,000 United States Treasury Note, 4.00%, 11/15/12, with a value of $3,496,256) Proceeds of $3,426,237 (Identified cost $3,425,000)	$3,425	$3,425,000

Description		Value

Total Investments—99.9% (Identified cost $123,255,179) (b)		$135,618,740
Cash and Other Assets in Excess of Liabilities—0.1%		71,254

Net Assets—100.0%		$135,689,994

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard International Small Cap Portfolio

Common Stocks—98.4%

Australia—3.1%
ABC Learning Centres, Ltd. (c)	1,186,423	$6,266,162
John Fairfax Holdings, Ltd. (c)	1,731,894	5,094,426
Macquarie Infrastructure Group (c)	3,286,584	8,582,708

Total Australia		19,943,296

Austria—1.1%
Erste Bank der oesterreichischen Sparkassen AG	128,000	7,103,721

Finland—4.3%
Amer Sports Oyj (c)	481,700	8,937,616
Nokian Renkaat Oyj (c)	468,200	5,881,625
Sampo Oyj, A Shares	726,700	12,617,674

Total Finland		27,436,915

France—4.1%
Carbone Lorraine SA (c)	189,226	8,615,579
Neopost SA	179,800	17,963,436

Total France		26,579,015

Germany—3.7%
Fielmann AG (c)	104,400	7,031,580
Puma AG (c)	22,232	6,464,155
Techem AG (a)	230,546	10,306,546

Total Germany		23,802,281

Greece—3.3%
Athens Stock Exchange SA	175,894	1,858,983
OPAP SA	359,650	12,344,951
Piraeus Bank SA	339,700	7,244,531

Total Greece		21,448,465

Hong Kong—3.0%
Esprit Holdings, Ltd.	2,030,765	14,431,473
Sa Sa International Holdings, Ltd.	13,290,000	4,627,945

Total Hong Kong		19,059,418

Ireland—6.6%
Anglo Irish Bank Corp. PLC	930,927	14,077,319
DCC PLC	499,300	10,659,982
Grafton Group PLC Units (a)	989,600	10,714,246
Irish Life & Permanent PLC	356,500	7,257,995

Total Ireland		42,709,542

Italy—1.4%
Lottomatica SpA (a), (c)	247,600	8,916,487

Description	Shares	Value

Japan—31.7%
ABC-Mart, Inc. (c)	205,000	$5,766,331
Aoyama Trading Co., Ltd.	222,700	7,528,366
Asahi Pretec Corp. (c)	304,800	7,385,648
Bosch Corp. (c)	1,308,000	6,316,699
Chiyoda Corp. (c)	455,000	10,446,920
Credit Saison Co., Ltd.	249,000	12,425,739
Daito Trust Construction Co., Ltd. (c)	275,000	14,212,488
Don Quijote Co., Ltd. (c)	106,000	8,855,037
eAccess, Ltd. (c)	6,210	4,393,248
Eizo Nanao Corp.	162,400	6,246,683
Hisamitsu Pharmaceutical Co., Inc. (c)	425,000	10,694,315
Hogy Medical Co., Ltd.	125,100	6,751,563
Ito En, Ltd. (c)	129,600	7,752,063
JSR Corp. (c)	390,500	10,256,291
Leopalace21 Corp.	352,900	12,796,848
Mars Engineering Corp. (c)	205,400	5,359,925
NIWS Co. HQ, Ltd. (c)	6,765	9,227,866
OSG Corp. (c)	641,500	13,288,719
Rinnai Corp. (c)	259,700	6,149,805
Secom Techno Service Co., Ltd.	177,500	7,173,388
Suruga Bank, Ltd.	1,015,000	12,787,469
USS Co., Ltd.	106,800	6,804,507
Yokogawa Electric Corp. (c)	433,500	7,382,318
Yoshinoya D&C Co., Ltd. (c)	2,417	4,505,126

Total Japan		204,507,362

Netherlands—7.5%
Fugro NV (c)	451,808	14,458,393
Hunter Douglas NV	106,052	5,751,805
James Hardie Industries NV	1,405,600	9,279,698
Koninklijke Boskalis Westminster NV	167,536	11,115,961
SBM Offshore NV (c)	98,802	7,953,984

Total Netherlands		48,559,841

Norway—1.2%
Stolt Offshore SA (a), (c)	668,600	7,751,169

Spain—5.3%
Abengoa SA	575,600	8,425,756
Corporacion Mapfre SA (c)	403,726	6,643,199
Indra Sistemas SA (c)	574,300	11,184,130
Prosegur Compania de Seguridad SA (c)	341,400	7,780,132

Total Spain		34,033,217

Sweden—3.2%
Getinge AB, B Shares (c)	733,600	10,093,383
Swedish Match AB (c)	869,000	10,209,271

Total Sweden		20,302,654

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)

Switzerland—1.4%
Geberit AG	11,700	$9,232,520

United Kingdom—17.5%
Brit Insurance Holdings PLC	3,794,000	5,796,881
Bunzl PLC	686,807	7,522,504
Cattles PLC	1,038,112	5,867,824
Enodis PLC (a)	4,160,600	9,249,809
Enterprise Inns PLC	646,400	10,409,053
Filtrona PLC	1,009,754	4,940,461
Halfords Group PLC	1,131,820	6,897,835
Intertek Group PLC	708,300	8,475,339
Man Group PLC	329,934	10,818,511
Northgate PLC	650,200	10,866,507
Premier Oil PLC (a)	576,000	8,049,223
Regus Group PLC (a)	4,884,383	8,846,454
Signet Group PLC Sponsored ADR (c)	539,736	10,087,666
William Hill PLC	572,300	5,261,266

Total United Kingdom		113,089,333

Total Common Stocks (Identified cost $427,936,842)		634,475,236

Warrant—0.0%

Japan—0.0%
Belluna Co., Ltd. Right, 09/29/06 (Identified cost $20,894) (a), (g)	21,850	198,451

Description	Shares	Value

Short-Term Investments—24.3%

Collateral for Securities on Loan—22.8%
State Street Navigator Securities Lending Prime Portfolio, 4.28% (e), (f)	146,822,441	$146,822,441

	Principal Amount (000)

Repurchase Agreement—1.5%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $10,135,000 United States Treasury Note, 4.00%, 11/15/12, with a value of $9,995,644) Proceeds of $9,800,538	$9,797	9,797,000

Total Short-Term Investments (Identified cost $156,619,441)		156,619,441

Total Investments—122.7% (Identified cost $584,577,177) (b)		$791,293,128
Liabilities in Excess of Cash and Other Assets—(22.7)%		(146,364,202)

Net Assets—100.0%		$644,928,926

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Emerging Markets Portfolio

Common Stocks—82.4%

Brazil—8.5%
Brasil Telecom Participacoes SA ADR (c)	622,000	$23,231,700
Companhia de Bebidas das Americas ADR (c)	62,118	2,031,258
Companhia de Concessoes Rodoviarias	564,800	17,895,611
Companhia Vale do Rio Doce ADR	719,300	29,592,002
Grendene SA	976,300	9,388,867
Petroleo Brasileiro SA ADR (c)	595,900	42,469,793
Souza Cruz SA	940,400	11,676,986

Total Brazil		136,286,217

Chile—0.6%
Administradora de Fondos de Pensiones Provida SA Sponsored ADR	317,400	9,014,160

China—1.7%
People’s Food Holdings, Ltd. (c)	22,250,400	14,317,974
Yanzhou Coal Mining Co., Ltd.	20,256,000	12,997,092

Total China		27,315,066

Egypt—4.3%
Commercial International Bank	2,074,507	21,237,602
Eastern Tobacco	397,580	22,862,365
Orascom Telecom Holding SAE	237,500	24,624,265

Total Egypt		68,724,232

Hong Kong—3.4%
China Netcom Group Corp. (Hong Kong), Ltd.	6,274,500	9,994,141
CNOOC, Ltd. ADR (c)	230,000	15,633,100
Hutchison Telecommunications International, Ltd. (a)	11,392,000	16,455,740
Texwinca Holdings, Ltd.	17,386,000	12,557,035

Total Hong Kong		54,640,016

Hungary—1.7%
Gedeon Richter Rt.	82,690	14,803,445
MOL Magyar Olaj-es Gazipari Rt.	129,700	12,089,932

Total Hungary		26,893,377

India—7.4%
Hero Honda Motors, Ltd.	951,049	18,004,640
Hindalco Industries, Ltd.	3,933,450	12,592,983
Hindustan Lever, Ltd.	2,730,400	11,920,098
Oil and Natural Gas Corp., Ltd.	701,382	18,309,794
Satyam Computer Services, Ltd.	1,614,189	26,574,407
State Bank of India	1,572,100	31,623,624

Total India		119,025,546

Description	Shares	Value

Indonesia—4.9%
PT Bank Mandiri	98,380,000	$16,396,667
PT Bumi Resources	177,100,000	13,678,455
PT Telekomunikasi Indonesia Sponsored ADR (c)	1,453,400	34,678,124
PT United Tractors	39,186,900	14,635,351

Total Indonesia		79,388,597

Israel—1.4%
Bank Hapoalim BM	4,782,400	22,209,658

Mexico—5.3%
America Telecom SA de CV, Series A1 Shares (a)	3,005,700	14,607,991
Desarrolladora Homex SA de CV ADR (a), (c)	487,347	14,951,806
Fomento Economico Mexicano SA de CV Sponsored ADR	275,600	19,983,756
Grupo Mexico SA de CV	2,987,000	6,963,718
Grupo Televisa SA Sponsored ADR	262,100	21,099,050
Kimberly-Clark de Mexico SA de CV	1,912,300	6,831,152
Urbi, Desarrollos Urbanos, SA de CV (a)	179,500	1,240,241

Total Mexico		85,677,714

Morocco—0.9%
Maroc Telecom	1,374,745	14,830,203

Peru—0.6%
Credicorp, Ltd. (c)	409,900	9,341,621

Philippines—1.3%
Philippine Long Distance Telephone Co. Sponsored ADR (c)	627,500	21,046,350

Russia—3.2%
Evraz Group SA GDR	799,300	14,467,330
LUKOIL Sponsored ADR	290,500	17,139,500
Mobile TeleSystems Sponsored ADR (c)	567,900	19,876,500

Total Russia		51,483,330

South Africa—6.8%
Edgars Consolidated Stores, Ltd.	3,983,600	22,083,307
Kumba Resources, Ltd.	800,882	12,879,774
Murray & Roberts Holdings, Ltd.	5,908,257	18,258,074
Old Mutual PLC (c)	7,789,200	22,030,550
Sanlam, Ltd.	3,405,790	8,156,713
Steinhoff International Holdings, Ltd.	9,040,256	26,725,234

Total South Africa		110,133,652

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)

South Korea—17.3%
Hite Brewery Co., Ltd.	99,900	$14,231,192
Hyundai Motor Co.	126,500	12,176,337
Kangwon Land, Inc.	935,480	19,017,771
Kookmin Bank	752,783	56,969,777
KT Corp. Sponsored ADR	650,336	14,014,741
LG Electronics, Inc.	334,300	29,532,562
LG Household & Health Care, Ltd.	351,800	19,141,317
LG.Philips LCD Co., Ltd. ADR (a), (c)	726,100	15,582,106
Samsung Electronics Co., Ltd.	103,981	67,787,979
Samsung SDI Co., Ltd.	142,000	16,365,435
SK Corp.	250,200	12,895,504

Total South Korea		277,714,721

Taiwan—8.6%
Advantech Co., Ltd.	5,344,334	15,133,303
Chinatrust Financial Holding Co., Ltd.	19,554,958	15,480,586
Chunghwa Telecom Co., Ltd. Sponsored ADR	589,800	10,822,830
Delta Electronics, Inc.	5,080,000	10,409,646
Delta Electronics, Inc. Sponsored GDR	740,056	7,363,557
Fubon Financial Holding Co., Ltd.	16,980,000	14,579,545
Hon Hai Precision Industry Co., Ltd.	4,900,535	26,857,970
Taiwan Semiconductor Manufacturing Co., Ltd.	16,037,736	30,519,700
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (c)	816,700	8,093,497

Total Taiwan		139,260,634

Thailand—0.6%
Thai Union Frozen Products PCL	13,824,600	10,284,154

Turkey—3.5%
Akbank TAS	3,928,508	31,974,538
Turkcell Iletisim Hizmetleri AS ADR (c)	1,626,729	24,986,557

Total Turkey		56,961,095

Venezuela—0.4%
Compania Anonima Nacional Telefonos de Venezuela ADR	438,273	6,267,304

Total Common Stocks (Identified cost $938,275,025)		1,326,497,647

Description	Shares	Value

Preferred Stocks—11.4%

Brazil—10.6%
All America Latina Logistica SA Units	243,400	$10,395,697
Caemi Mineracao e Metalurgia SA	40,128,400	58,590,385
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR (c)	553,900	18,223,310
Companhia de Bebidas das Americas ADR (c)	621,291	23,640,123
Gerdau SA Sponsored ADR (c)	1,223,800	20,412,984
Telemar Norte Leste SA	981,417	26,683,785
Usinas Siderurgicas de Minas Gerais SA	517,600	12,322,226

Total Brazil		170,268,510

South Korea—0.8%
Hyundai Motor Co.	210,760	13,552,357

Total Preferred Stocks (Identified cost $111,815,216)		183,820,867

Warrant—0.1%

India—0.1%
Hindalco Industries, Ltd. Right, 01/05/06 (Identified cost $0) (a), (g)	983,362	768,381

Short-Term Investments—15.8%

Collateral for Securities on Loan—8.8%
State Street Navigator Securities Lending Prime Portfolio, 4.28% (e), (f)	141,714,279	141,714,279

	Principal Amount (000)

Repurchase Agreement—7.0%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $116,635,000 United States Treasury Note, 4.00%, 11/15/12, with a value of $115,031,269) Proceeds of $112,811,723	$112,771	112,771,000

Total Short-Term Investments (Identified cost $254,485,279)		254,485,279

Total Investments—109.7% (Identified cost $1,304,575,520) (b)		$1,765,572,174
Liabilities in Excess of Cash and Other Assets—(9.7)%		(155,957,714)

Net Assets—100.0%		$1,609,614,460

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio

Corporate Bonds—90.3%

Aerospace & Defense—1.7%
Sequa Corp., 8.875%, 04/01/08	$1,300	$1,358,500

Agriculture—1.3%
Southern States Cooperative, Inc., 10.50%, 11/01/10 (d)	1,000	1,050,000

Automotive—4.4%
Dana Corp., 5.85%, 01/15/15 (c)	525	372,750
Ford Motor Credit Co., 7.00%, 10/01/13 (c)	800	684,000
General Motors Acceptance Corp., 6.75%, 12/01/14 (c)	1,325	1,190,963
TRW Automotive, Inc.:
9.375%, 02/15/13	870	941,775
11.00%, 02/15/13 (c)	227	254,807
Venture Holdings Co. LLC, 12.00%, 06/01/09 (a), (h)	2,840	284

		3,444,579

Broadcasting—1.5%
CanWest Media, Inc., 8.00%, 09/15/12	1,160	1,194,041

Building & Construction—1.4%
KB Home, 7.75%, 02/01/10 (c)	1,060	1,083,850

Building Materials—1.9%
Goodman Global Holdings, Inc., 7.875%, 12/15/12 (c), (d)	390	362,700
Legrand SA, 8.50%, 02/15/25	925	1,100,750

		1,463,450

Cable Television—7.7%
CCH I LLC, 11.00%, 10/01/15 (d)	559	470,242
CSC Holdings, Inc., 7.625%, 04/01/11 (c)	1,002	996,990
DirecTV Holdings LLC, 6.375%, 06/15/15 (c)	825	808,500
EchoStar DBS Corp.:
5.75%, 10/01/08	50	49,063
6.625%, 10/01/14	810	779,625
9.125%, 01/15/09	195	204,506
Mediacom Broadband LLC, 11.00%, 07/15/13 (c)	825	886,875
Rogers Cable, Inc., 6.25%, 06/15/13	905	886,900

Description	Principal Amount (000)	Value

Shaw Communications, Inc., 7.25%, 04/06/11 (c)	$900	$940,500

		6,023,201

Chemicals—5.0%
ARCO Chemical Co., 9.80%, 02/01/20	535	599,200
Huntsman ICI Chemicals, 10.125%, 07/01/09 (c)	825	845,625
Huntsman International LLC, 9.875%, 03/01/09	325	341,250
ISP Holdings, Inc., 10.625%, 12/15/09 (c)	524	552,820
Lyondell Chemical Co., 9.625%, 05/01/07	575	601,594
Tronox Worldwide LLC, 9.50%, 12/01/12 (d)	450	459,000
Westlake Chemical Corp., 8.75%, 07/15/11	471	506,325

		3,905,814

Computer Software—0.5%
SunGard Data Systems, Inc., 10.25%, 08/15/15 (d)	424	426,120

Diversified—2.8%
AMSTED Industries, Inc., 10.25%, 10/15/11 (d)	1,345	1,449,237
The Greenbrier Cos., Inc., 8.375%, 05/15/15 (d)	700	713,125

		2,162,362

Electronics—2.4%
Freescale Semiconductor, Inc., 7.125%, 07/15/14	750	798,750
Thomas & Betts Corp., 7.25%, 06/01/13	1,000	1,048,750

		1,847,500

Energy—6.2%
ANR Pipeline Co., 8.875%, 03/15/10 (c)	500	534,375
Chesapeake Energy Corp., 6.375%, 06/15/15	725	725,000
Kerr-McGee Corp., 6.875%, 09/15/11	400	427,884
Massey Energy Co., 6.875%, 12/15/13 (d)	500	502,500
Northwest Pipeline Corp., 8.125%, 03/01/10	850	903,125
Pogo Producing Co., 6.875%, 10/01/17 (c), (d)	250	243,750

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)
Southern Natural Gas Co., 8.875%, 03/15/10	$500	$535,625
The Williams Cos., Inc., 8.75%, 03/15/32	710	823,600
Verasun Energy Corp., 9.875%, 12/15/12 (d)	125	126,875

		4,822,734

Environmental—1.2%
Allied Waste North America, Inc., 8.875%, 04/01/08	230	242,075
Browning-Ferris Industries, Inc., 7.40%, 09/15/35	775	685,875

		927,950

Financial Services—0.0%
Finance One PLC, 0.00%, 01/03/08 (a), (h), (i), (j)	20,000	0
Morgan Guarantee Trust, 0.00%, 07/31/06 (a), (h), (i), (j)	10,569	0

		0

Food & Beverages—0.7%
Dole Foods Co., Inc., 8.875%, 03/15/11 (c)	98	101,430
NBTY, Inc., 7.125%, 10/01/15 (d)	475	452,438

		553,868

Forest & Paper Products—5.7%
Bowater Canada Finance, 7.95%, 11/15/11 (c)	1,050	1,021,125
Georgia-Pacific Corp.:
8.125%, 05/15/11	300	301,500
9.50%, 12/01/11	500	530,000
Kappa Beheer BV, 10.625%, 07/15/09	1,120	1,164,800
Smurfit Capital Funding PLC, 7.50%, 11/20/25	1,600	1,424,000

		4,441,425

Gaming—5.3%
Kerzner International, Ltd., 6.75%, 10/01/15 (d)	755	732,350
Majestic Star Casino LLC:
9.50%, 10/15/10 (c)	250	263,750
9.75%, 01/15/11 (c), (d)	100	101,000
Mandalay Resorts Group:
9.375%, 02/15/10 (c)	1,035	1,141,087
10.25%, 08/01/07	655	697,575

Description	Principal Amount (000)	Value

Wheeling Island Gaming, Inc., 10.125%, 12/15/09	$405	$424,744
Wynn Las Vegas LLC, 6.625%, 12/01/14 (c)	825	804,375

		4,164,881

Health Services—2.1%
Fresenius Medical Capital Trust, 7.875%, 02/01/08	1,120	1,153,600
Tenet Healthcare Corp., 7.375%, 02/01/13 (c)	500	461,250

		1,614,850

Hotels—4.7%
Host Marriott LP, 9.25%, 10/01/07	1,285	1,354,069
ITT Corp., 7.375%, 11/15/15	750	815,625
La Quinta Properties, Inc., 8.875%, 03/15/11	800	867,000
MeriStar Hospitality Corp.:
9.00%, 01/15/08 (c)	295	304,956
9.125%, 01/15/11 (c)	270	295,650

		3,637,300

Insurance—3.8%
Crum & Forster Holdings Corp., 10.375%, 06/15/13	1,100	1,163,250
Leucadia National Corp., 7.00%, 08/15/13	950	940,500
Presidential Life Corp., 7.875%, 02/15/09	865	856,350

		2,960,100

Leisure & Entertainment—1.0%
Intrawest Corp., 7.50%, 10/15/13	345	349,313
Royal Caribbean Cruises, Ltd., 8.00%, 05/15/10	400	434,000

		783,313

Machinery—0.9%
Case New Holland, Inc., 6.00%, 06/01/09 (c)	725	708,688

Media-Diversified—0.3%
Vertis, Inc., 10.875%, 06/15/09 (c)	265	261,025

Medical Products—0.1%
Medquest, Inc., 11.875%, 08/15/12	75	73,688

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2005

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)

Metals & Mining—2.3%
Arch Western Finance LLC, 6.75%, 07/01/13	$1,000	$1,012,500
Century Aluminum Co., 7.50%, 08/15/14 (c)	225	221,625
Peabody Energy Corp., 6.875%, 03/15/13 (c)	500	520,625

		1,754,750

Packaging—0.6%
Graham Packaging Co., Inc.:
8.50%, 10/15/12 (c)	250	245,625
9.875%, 10/15/14 (c)	250	242,500

		488,125

Printing & Publishing—2.5%
Clarke American Corp., 11.75%, 12/15/13 (d)	475	472,625
Dex Media East LLC, 12.125%, 11/15/12 (c)	195	228,150
Phoenix Color Corp., 10.375%, 02/01/09	515	473,800
R.H. Donnelley, Inc., 10.875%, 12/15/12	440	499,400
The Sheridan Group, Inc., 10.25%, 08/15/11	300	313,500

		1,987,475

Real Estate—2.4%
AMR Real Estate Partners:
7.125%, 02/15/13 (c), (d)	500	498,750
8.125%, 06/01/12	350	364,000
CB Richard Ellis Services, Inc., 9.75%, 05/15/10	227	247,714
Forest City Enterprises, Inc., 7.625%, 06/01/15 (c)	475	502,312
Senior Housing Properties Trust, 7.875%, 04/15/15	275	288,750

		1,901,526

Retail—3.1%
Saks, Inc., 9.875%, 10/01/11	1,225	1,335,250
The Jean Coutu Group (PJC), Inc., 8.50%, 08/01/14 (c)	500	458,750
The Neiman Marcus Group, Inc., 10.375%, 10/15/15 (c), (d)	600	610,500

		2,404,500

Steel—1.9%
International Steel Group, Inc., 6.50%, 04/15/14 (c)	725	728,625

Description	Principal Amount (000)	Value

United States Steel Corp.:
9.75%, 05/15/10 (c)	$294	$319,725
10.75%, 08/01/08	364	401,310

		1,449,660

Support Services—2.5%
H&E Equipment Services LLC, 11.125%, 06/15/12	780	861,900
Hertz Corp., 8.875%, 01/01/14 (c), (d)	550	561,000
The United Rentals North America, Inc., 6.50%, 02/15/12	500	486,875

		1,909,775

Telecommunications—5.5%
American Cellular Corp., 10.00%, 08/01/11	625	678,906
Citizens Communications Co., 6.25%, 01/15/13 (c)	1,000	970,000
Nextel Communications, Inc., 6.875%, 10/31/13 (c)	560	585,604
PanAmSat Corp., 9.00%, 08/15/14	846	888,300
Rogers Wireless, Inc., 9.625%, 05/01/11 (c)	1,000	1,150,000

		4,272,810

Transportation—2.0%
Kansas City Southern Railway Co., 7.50%, 06/15/09	610	631,350
Stena AB, 7.50%, 11/01/13	975	938,437

		1,569,787

Utilities—4.9%
Alliant Energy Resources, Inc., 9.75%, 01/15/13	500	624,641
Caithness Coso Funding Corp., 6.263%, 06/15/14 (d)	740	724,820
Mission Energy Holding Co., 13.50%, 07/15/08 (c)	500	580,000
MSW Energy Holdings LLC:
7.375%, 09/01/10	425	436,688
8.50%, 09/01/10	695	741,912
Reliant Energy, Inc., 6.75%, 12/15/14 (c)	825	721,875

		3,829,936

Total Corporate Bonds (Identified cost $71,306,294)		70,477,583

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
December 31, 2005

Description	Shares	Value

Lazard High Yield Portfolio (concluded)

Preferred Stocks—3.3%

Broadcasting—1.2%
Paxson Communications Corp., 14.25%, 11/15/06	111	$968,441

Telecommunications—2.1%
Alamosa Holdings, Inc., 7.50%, 07/31/13 (c)	1,172	1,603,741

Total Preferred Stocks (Identified cost $1,177,137)		2,572,182

Warrants—0.0%

Cable Television—0.0%
Ono Finance PLC:
05/31/09 (a), (d), (g)	500	5
03/16/11 (a), (d), (g)	470	4

		9

Retail—0.0%
Travelcenters of America, Inc.:
05/01/09 (a), (d), (g)	810	8
05/01/09 (a), (g)	965	10

		18

Total Warrants (Identified cost $74,226)		27

Description	Shares	Value

Short-Term Investments—28.0%

Collateral for Securities on Loan—22.9%
State Street Navigator Securities Lending Prime Portfolio, 4.28% (e), (f)	17,915,605	$17,915,605

	Principal Amount (000)

Repurchase Agreement—5.1%
State Street Bank and Trust Co., 3.25%, 01/03/06 (Dated 12/30/05, collateralized by $4,120,000 United States Treasury Note, 4.00%, 11/15/12, with a value of $4,063,350) Proceeds of $3,983,438	$3,982	3,982,000

Total Short-Term Investments (Identified cost $21,897,605)		21,897,605

Total Investments—121.6% (Identified cost $94,455,262) (b)		$94,947,397
Liabilities in Excess of Cash and Other Assets—(21.6)%		(16,861,418)

Net Assets—100.0%		$78,085,979

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
December 31, 2005

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Equity	$111,302,333	$9,282,425	$2,487,387	$6,795,038
U.S. Equity Value	123,130	3,177	2,820	357
U.S. Strategic Equity	15,339,072	105,524	126,447	(20,923)
Mid Cap	214,445,967	21,456,858	4,418,114	17,038,744
Small Cap	332,246,278	39,321,753	7,274,314	32,047,439
International Equity	1,189,752,261	174,587,558	16,029,464	158,558,094
International Equity Select	18,222,746	3,701,547	35,460	3,666,087
International Strategic Equity	123,255,179	12,815,115	451,554	12,363,561
International Small Cap	584,808,755	214,295,137	7,810,764	206,484,373
Emerging Markets	1,307,689,204	465,350,877	7,467,907	457,882,970
High Yield	94,770,783	4,053,617	3,877,003	176,614

(c)	Security or portion thereof is out on loan.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

(e)	Rate shown reflects 7 day yield as of December 31, 2005.

(f)	Represents security purchased with cash collateral received for securities on loan.

(g)	Date shown is the expiration date.

(h)	Issue in default.

(i)	Bankrupt issuer; security valued at zero.

(j)	Principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2005

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Industry
Alcohol & Tobacco	4.5%	8.0%	4.3%	1.6%	4.6%
Apparel & Textiles	—	—	—	—	0.8
Automotive	4.7	—	5.8	1.9	2.7
Banking	21.2	26.6	12.8	6.4	12.8
Building & Construction	2.5	—	4.8	9.7	2.1
Chemicals	0.6	—	—	3.7	—
Commercial Services	—	—	3.9	13.0	—
Computer Software	—	—	—	1.4	—
Consumer Products	—	3.0	—	3.2	5.4
Drugs	7.0	10.0	3.7	1.7	0.9
Energy Exploration & Production	—	—	—	1.3	2.1
Energy Integrated	9.4	12.5	7.8	—	6.9
Energy Services	—	—	—	4.7	—
Financial Services	3.4	3.7	9.0	7.9	3.3
Food & Beverages	3.3	8.9	3.8	1.2	2.8
Forest & Paper Products	—	—	—	1.2	0.4
Insurance	4.9	5.7	—	1.9	—
Leisure & Entertainment	3.2	1.8	4.3	9.0	2.5
Manufacturing	3.8	3.1	5.5	7.9	0.9
Medical Products	—	—	—	2.6	—
Metals & Mining	—	—	—	—	10.5
Real Estate	—	—	—	2.0	—
Retail	4.7	1.7	11.7	10.3	3.1
Semiconductors & Components	5.0	3.2	4.6	1.1	9.7
Technology	2.9	1.2	—	1.7	1.7
Technology Hardware	1.3	4.4	—	1.0	2.6
Telecommunications	7.3	3.3	8.1	0.7	16.3
Transportation	3.8	1.1	2.5	1.3	1.8
Utilities	3.8	—	4.8	—	—

Subtotal	97.3	98.2	97.4	98.4	93.9
Collateral for Securities on Loan	23.7	—	—	22.8	8.8
Repurchase Agreements	3.4	—	2.5	1.5	7.0

Total Investments	124.4%	98.2%	99.9%	122.7%	109.7%

The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
December 31, 2005

	Lazard Equity Portfolio	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio

ASSETS
Investments in securities, at value	$118,097,371	$123,487	$15,318,149	$231,484,711
Cash	230	15,909	379	440
Foreign currency	—	—	—	—
Receivables for:
Investments sold	—	—	—	39,689
Capital stock sold	171,376	—	12,470	1,481,789
Dividends and interest	126,876	126	8,612	146,828
Income from securities loaned	373	—	—	—
Amount due from Investment Manager	—	57,127	28,779	—
Deferred offering expenses	—	23,629	—	—

Total assets	118,396,226	220,278	15,368,389	233,153,457

LIABILITIES
Payables for:
Management fees	77,445	—	—	141,726
Accrued distribution fees	2,679	2	50	11,439
Accrued directors’ fees	490	—	10	814
Amounts due upon return of securities on loan	7,927,680	—	—	—
Investments purchased	—	9,547	—	6,655,379
Capital stock repurchased	34,914	—	—	16,848
Dividends	—	—	—	—
Other accrued expenses and payables	37,819	110,284	49,562	45,555

Total liabilities	8,081,027	119,833	49,622	6,871,761

Net assets	$110,315,199	$100,445	$15,318,767	$226,281,696

NET ASSETS
Paid in capital	$106,622,607	$100,274	$15,319,162	$209,955,105
Undistributed (distributions in excess of) net investment income	62,121	7	941	102,525
Accumulated undistributed net realized gain (loss)	(4,374,152)	(279)	10,171	(1,091,162)
Net unrealized appreciation (depreciation) on:
Investments	8,004,623	443	(11,507)	17,315,228
Foreign currency	—	—	—	—

Net assets	$110,315,199	$100,445	$15,318,767	$226,281,696

Institutional Shares
Net assets	$97,961,458	$90,407	$15,084,920	$171,912,109
Shares of capital stock outstanding*	5,926,763	9,025	1,453,051	12,998,140
Net asset value, offering and redemption price per share	$16.53	$10.02	$10.38	$13.23
Open Shares
Net assets	$12,353,741	$10,038	$233,847	$54,369,587
Shares of capital stock outstanding*	746,298	1,002	22,498	4,159,844
Net asset value, offering and redemption price per share	$16.55	$10.02	$10.39	$13.07

Cost of investments in securities	$110,092,748	$123,044	$15,329,656	$214,169,483
Cost of foreign currency	$—	$—	$—	$—

*	$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

	Lazard Small Cap Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

ASSETS
Investments in securities, at value	$364,293,717	$1,348,310,355	$21,888,833
Cash	1,721	245	79,388
Foreign currency	—	197,756	—
Receivables for:
Investments sold	1,903,956	—	316,525
Capital stock sold	2,700,792	350,641	899
Dividends and interest	203,402	1,316,841	36,504
Income from securities loaned	7,813	50,720	—
Amount due from Investment Manager	—	—	—
Deferred offering expenses	—	—	—

Total assets	369,111,401	1,350,226,558	22,322,149

LIABILITIES
Payables for:
Management fees	195,262	713,419	7,034
Accrued distribution fees	8,342	10,638	2,155
Accrued directors’ fees	1,258	4,428	87
Amounts due upon return of securities on loan	74,771,810	256,461,723	—
Investments purchased	614,526	7,637,507	—
Capital stock repurchased	3,159,173	1,084,146	—
Dividends	—	—	—
Other accrued expenses and payables	68,244	198,190	25,387

Total liabilities	78,818,615	266,110,051	34,663

Net assets	$290,292,786	$1,084,116,507	$22,287,486

NET ASSETS
Paid in capital	$253,497,434	$1,226,442,501	$18,229,962
Undistributed (distributions in excess of) net investment income	134,048	22,665,990	—
Accumulated undistributed net realized gain (loss)	2,607,575	(326,929,886)	266,032
Net unrealized appreciation (depreciation) on:
Investments	34,053,729	161,940,025	3,791,492
Foreign currency	—	(2,123)	—

Net assets	$290,292,786	$1,084,116,507	$22,287,486

Institutional Shares
Net assets	$253,235,671	$1,035,346,409	$12,261,818
Shares of capital stock outstanding*	16,447,073	73,968,882	1,045,758
Net asset value, offering and redemption price per share	$15.40	$14.00	$11.73
Open Shares
Net assets	$37,057,115	$48,770,098	$10,025,668
Shares of capital stock outstanding*	2,423,023	3,476,798	853,150
Net asset value, offering and redemption price per share	$15.29	$14.03	$11.75
Cost of investments in securities	$330,239,988	$1,186,370,330	$18,097,341
Cost of foreign currency	$—	$197,756	$—

	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

ASSETS
Investments in securities, at value	$135,618,740	$791,293,128	$1,765,572,174	$94,947,397
Cash	165	898	81,045	199
Foreign currency	—	205,192	7,547,467	—
Receivables for:
Investments sold	—	—	22,999,049	—
Capital stock sold	50,000	282,425	6,211,137	707
Dividends and interest	85,637	735,732	4,297,004	1,453,553
Income from securities loaned	—	38,570	12,815	4,617
Amount due from Investment Manager	—	—	—	—
Deferred offering expenses	26,121	—	—	—

Total assets	135,780,663	792,555,945	1,806,720,691	96,406,473

LIABILITIES
Payables for:
Management fees	61,339	406,053	1,330,775	19,595
Accrued distribution fees	—	13,673	38,528	668
Accrued directors’ fees	131	2,415	5,355	302
Amounts due upon return of securities on loan	—	146,822,441	141,714,279	17,915,605
Investments purchased	—	—	51,538,988	160,313
Capital stock repurchased	—	234,472	1,532,212	76,468
Dividends	—	—	—	115,712
Other accrued expenses and payables	29,199	147,965	946,094	31,831

Total liabilities	90,669	147,627,019	197,106,231	18,320,494

Net assets	$135,689,994	$644,928,926	$1,609,614,460	$78,085,979

NET ASSETS
Paid in capital	$122,510,856	$416,860,905	$1,099,892,307	$133,892,173
Undistributed (distributions in excess of) net investment income	(4,803)	—	2,221,707	(284,000)
Accumulated undistributed net realized gain (loss)	820,380	21,356,368	46,741,817	(56,014,329)
Net unrealized appreciation (depreciation) on:
Investments	12,363,561	206,715,951	460,763,058	492,135
Foreign currency	—	(4,298)	(4,429)	—

Net assets	$135,689,994	$644,928,926	$1,609,614,460	$78,085,979

Institutional Shares
Net assets	$135,689,994	$582,908,533	$1,413,670,950	$75,100,120
Shares of capital stock outstanding*	12,580,701	34,086,489	79,234,728	14,254,153
Net asset value, offering and redemption price per share	$10.79	$17.10	$17.84	$5.27
Open Shares
Net assets	N/A	$62,020,393	$195,943,510	$2,985,859
Shares of capital stock outstanding*	N/A	3,629,711	10,890,070	564,731
Net asset value, offering and redemption price per share	N/A	$17.09	$17.99	$5.29

Cost of investments in securities	$123,255,179	$584,577,177	$1,304,575,520	$94,455,262
Cost of foreign currency	$—	$205,744	$7,465,716	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the Period ended December 31, 2005

	Lazard Equity Portfolio	Lazard U.S. Equity Value Portfolio(a)	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$2,312,347	$533	$30,294	$2,456,725
Interest	95,364	—	2,675	312,066
Income from securities loaned	27,706	—	—	6,729

Total investment income*	2,435,417	533	32,969	2,775,520

Expenses:
Management fees	984,065	184	12,880	1,303,458
Custodian fees	81,198	7,140	53,917	105,015
Administration fees	71,334	10,196	41,550	79,760
Distribution fees (Open Shares)	39,648	6	312	104,398
Shareholders’ services	56,746	11,347	45,280	57,296
Professional services	45,646	41,656	41,719	46,901
Shareholders’ reports	11,307	20,906	189	3,741
Directors’ fees and expenses	11,966	2	115	15,415
Registration fees	20,808	1,124	17,583	24,486
Amortization of offering expenses	—	7,734	29,226	—
Other	7,497	149	1,067	8,095

Total gross expenses	1,330,215	100,444	243,838	1,748,565
Management fees waived and expenses reimbursed	—	(95,414)	(205,392)	—
Administration fees waived	—	(4,688)	(18,750)	—
Expense reductions	(637)	(90)	(729)	—

Total net expenses	1,329,578	252	18,967	1,748,565

Net investment income (loss)	1,105,839	281	14,002	1,026,955

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	16,515,392	(279)	52,399	13,765,907
Foreign currency	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments**	(12,634,283)	443	(11,507)	2,956,884
Foreign currency	—	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	3,881,109	164	40,892	16,722,791

Net increase in net assets resulting from operations	$4,986,948	$445	$54,894	$17,749,746

* Net of foreign withholding taxes of	$2,325	$—	$67	$—

** Net of unrealized foreign capital gains taxes of	$—	$—	$—	$—

(a)	Portfolio commenced operations on September 30, 2005.
(b)	Portfolio commenced operations on October 31, 2005.

The accompanying notes are an integral part of these financial statements.

	Lazard Small Cap Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio(b)	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$3,118,325	$36,338,235	$479,610	$108,893	$12,225,524	$31,118,471	$135,089
Interest	280,107	666,322	22,493	59,189	466,834	1,289,547	6,760,687
Income from securities loaned	128,507	1,525,099	—	—	735,713	258,209	38,373

Total investment income*	3,526,939	38,529,656	502,103	168,082	13,428,071	32,666,227	6,934,149

Expenses:
Management fees	2,694,434	9,896,473	163,134	99,708	4,647,834	10,652,831	451,922
Custodian fees	157,980	1,144,291	51,377	16,082	662,793	2,126,520	71,214
Administration fees	117,433	279,407	48,839	8,909	169,825	245,475	61,472
Distribution fees (Open Shares)	113,226	170,128	21,036	—	145,250	222,118	8,548
Shareholders’ services	67,436	69,783	50,799	3,800	91,296	123,560	51,488
Professional services	52,382	81,589	42,241	42,578	60,352	73,282	44,135
Shareholders’ reports	28,175	45,677	1,903	15,455	37,276	239,916	2,370
Directors’ fees and expenses	32,874	121,054	1,713	675	56,209	93,294	7,519
Registration fees	24,165	24,583	21,479	1,480	41,219	48,029	23,829
Amortization of offering expenses	—	—	—	5,242	—	—	—
Other	19,386	66,817	2,047	543	30,673	44,943	18,263

Total gross expenses	3,307,491	11,899,802	404,568	194,472	5,942,727	13,869,968	740,760
Management fees waived and expenses reimbursed	—	—	(158,614)	—	—	—	(278,484)
Administration fees waived	—	—	—	—	—	—	—
Expense reductions	(3,649)	(1,409)	—	(82)	(97)	(11,962)	—

Total net expenses	3,303,842	11,898,393	245,954	194,390	5,942,630	13,858,006	462,276

Net investment income (loss)	223,097	26,631,263	256,149	(26,308)	7,485,441	18,808,221	6,471,873

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments	53,339,195	210,445,138	1,600,453	881,070	116,595,625	172,727,687	2,050,871
Foreign currency	—	(2,363,905)	—	(83,221)	(736,485)	(2,011,270)	12,304
Net change in unrealized appreciation (depreciation) on:
Investments**	(41,069,108)	(116,755,607)	(115,763)	4,020,927	(36,559,000)	204,272,899	(5,234,907)
Foreign currency	—	(64,931)	—	—	(87,170)	(57,260)	(15,330)

Net realized and unrealized gain (loss) on investments and foreign currency	12,270,087	91,260,695	1,484,690	4,818,776	79,212,970	374,932,056	(3,187,062)

Net increase in net assets resulting from operations	$12,493,184	$117,891,958	$1,740,839	$4,792,468	$86,698,411	$393,740,277	$3,284,811

* Net of foreign withholding taxes of	$1,064	$3,508,121	$43,107	$5,299	$1,031,817	$3,035,152	$—

** Net of unrealized foreign capital gains taxes of	$—	$—	$—	$—	$—	$233,596	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment income	$1,105,839	$1,253,037
Net realized gain (loss) on investments	16,515,392	10,945,033
Net change in unrealized appreciation (depreciation) on investments	(12,634,283)	3,139,694

Net increase in net assets resulting from operations	4,986,948	15,337,764

Distributions to shareholders:
From net investment income
Institutional Shares	(1,063,134)	(1,125,752)
Open Shares	(65,960)	(117,587)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(1,129,094)	(1,243,339)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	14,580,293	15,718,219
Open Shares	3,340,694	3,819,237
Net proceeds from reinvestment of distributions
Institutional Shares	1,028,498	1,083,342
Open Shares	60,698	112,604
Cost of shares redeemed
Institutional Shares	(37,171,431)	(25,269,034)
Open Shares	(12,495,940)	(6,560,161)

Net increase (decrease) in net assets from capital stock transactions	(30,657,188)	(11,095,793)

Redemption fees:
Institutional Shares	814	1,092
Open Shares	149	—

Net increase in net assets from redemption fees	963	1,092

Total increase (decrease) in net assets	(26,798,371)	2,999,724
Net assets at beginning of period	137,113,570	134,113,846

Net assets at end of period*	$110,315,199	$137,113,570

* Includes undistributed net investment income	$62,121	$85,376

** Portfolio commenced operations on September 30, 2005.
*** Portfolio commenced operations on December 30, 2004.
Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	7,233,860	7,816,187

Shares sold	913,757	1,040,408
Shares issued to shareholders from reinvestment of distributions	61,816	68,554
Shares repurchased	(2,282,670)	(1,691,289)

Net increase (decrease)	(1,307,097)	(582,327)

Shares outstanding at end of period	5,926,763	7,233,860

Open Shares:
Shares outstanding at beginning of period	1,314,098	1,495,813

Shares sold	208,173	257,757
Shares issued to shareholders from reinvestment of distributions	3,635	7,069
Shares repurchased	(779,608)	(446,541)

Net increase (decrease)	(567,800)	(181,715)

Shares outstanding at end of period	746,298	1,314,098

The accompanying notes are an integral part of these financial statements.

	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio		Lazard Mid Cap Portfolio

	Period Ended December 31, 2005**	Year Ended December 31, 2005	Period Ended December 31, 2004***	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment income	$281	$14,002	$25	$1,026,955	$74,320
Net realized gain (loss) on investments	(279)	52,399	—	13,765,907	9,121,513
Net change in unrealized appreciation (depreciation) on investments	443	(11,507)	—	2,956,884	6,244,476

Net increase in net assets resulting from operations	445	54,894	25	17,749,746	15,440,309

Distributions to shareholders:
From net investment income
Institutional Shares	(253)	(13,086)	—	(861,497)	(131,171)
Open Shares	(21)	—	—	(123,392)	—
From net realized gains
Institutional Shares	—	(40,220)	—	(12,516,725)	(4,208,667)
Open Shares	—	(2,008)	—	(4,046,742)	(2,347,191)

Net decrease in net assets resulting from distributions	(274)	(55,314)	—	(17,548,356)	(6,687,029)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	90,000	14,676,340	400,000	114,764,891	11,043,008
Open Shares	10,000	210,020	100,000	28,863,071	18,922,327

Net proceeds from reinvestment of distributions
Institutional Shares	253	53,306	—	12,237,895	4,172,147
Open Shares	21	1,958	—	3,530,222	2,091,099

Cost of shares redeemed
Institutional Shares	—	(36,712)	—	(11,883,427)	(4,824,546)
Open Shares	—	(86,616)	—	(8,275,736)	(7,919,427)

Net increase (decrease) in net assets from capital stock transactions	100,274	14,818,296	500,000	139,236,916	23,484,608

Redemption fees:
Institutional Shares	—	—	—	—	31
Open Shares	—	866	—	376	2,432

Net increase in net assets from redemption fees	—	866	—	376	2,463

Total increase (decrease) in net assets	100,445	14,818,742	500,025	139,438,682	32,240,351
Net assets at beginning of period	—	500,025	—	86,843,014	54,602,663

Net assets at end of period*	$100,445	$15,318,767	$500,025	$226,281,696	$86,843,014

* Includes undistributed net investment income	$7	$941	$25	$102,525	$59,895

** Portfolio commenced operations on September 30, 2005.
*** Portfolio commenced operations on December 30, 2004.
Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	—	40,000	—	4,275,005	3,448,140

Shares sold	9,000	1,411,446	40,000	8,673,483	880,758
Shares issued to shareholders from reinvestment of distributions	25	5,101	—	922,819	320,551
Shares repurchased	—	(3,496)	—	(873,167)	(374,444)

Net increase (decrease)	9,025	1,413,051	40,000	8,723,135	826,865

Shares outstanding at end of period	9,025	1,453,051	40,000	12,998,140	4,275,005

Open Shares:
Shares outstanding at beginning of period	—	10,000	—	2,328,775	1,316,266

Shares sold	1,000	20,712	10,000	2,176,609	1,518,052
Shares issued to shareholders from reinvestment of distributions	2	187	—	269,430	161,975
Shares repurchased	—	(8,401)	—	(614,970)	(667,518)

Net increase (decrease)	1,002	12,498	10,000	1,831,069	1,012,509

Shares outstanding at end of period	1,002	22,498	10,000	4,159,844	2,328,775

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard Small Cap Portfolio

	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$223,097	$190,528
Net realized gain (loss) on investments and foreign currency	53,339,195	99,688,308
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(41,069,108)	(31,648,021)

Net increase in net assets resulting from operations	12,493,184	68,230,815

Distributions to shareholders:
From net investment income
Institutional Shares	(286,264)	(1,416,443)
Open Shares	—	(11,546)
From net realized gains
Institutional Shares	(58,946,374)	(61,419,693)
Open Shares	(9,061,885)	(7,971,213)

Net decrease in net assets resulting from distributions	(68,294,523)	(70,818,895)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	16,568,615	29,762,748
Open Shares	13,752,179	15,360,928
Net proceeds from reinvestment of distributions
Institutional Shares	57,988,827	61,347,985
Open Shares	8,746,033	7,684,046
Cost of shares redeemed
Institutional Shares	(163,691,190)	(164,807,014)
Open Shares	(28,472,616)	(21,713,204)

Net increase (decrease) in net assets from capital stock transactions	(95,108,152)	(72,364,511)

Redemption fees:
Institutional Shares	423	76,341
Open Shares	143	65

Net increase in net assets from redemption fees	566	76,406

Total increase (decrease) in net assets	(150,908,925)	(74,876,185)
Net assets at beginning of period	441,201,711	516,077,896

Net assets at end of period*	$290,292,786	$441,201,711

* Includes undistributed (distributions in excess of) net investment income	$134,048	$198,431

** Portfolio commenced operations on October 31, 2005.

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	20,752,662	23,900,755

Shares sold	901,438	1,486,487
Shares issued to shareholders from reinvestment of distributions	3,608,019	3,287,204
Shares repurchased	(8,815,046)	(7,921,784)

Net increase (decrease)	(4,305,589)	(3,148,093)

Shares outstanding at end of period	16,447,073	20,752,662

Open Shares:
Shares outstanding at beginning of period	2,678,808	2,582,160

Shares sold	780,624	768,189
Shares issued to shareholders from reinvestment of distributions	545,850	413,116
Shares repurchased	(1,582,259)	(1,084,657)

Net increase (decrease)	(255,785)	96,648

Shares outstanding at end of period	2,423,023	2,678,808

The accompanying notes are an integral part of these financial statements.

	Lazard International Equity Portfolio

	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$26,631,263	$27,433,888
Net realized gain (loss) on investments and foreign currency	208,081,233	317,373,716
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(116,820,538)	(109,712,540)

Net increase in net assets resulting from operations	117,891,958	235,095,064

Distributions to shareholders:
From net investment income
Institutional Shares	(28,968,396)	(30,925,843)
Open Shares	(1,170,597)	(1,250,602)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	(30,138,993)	(32,176,445)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	122,670,508	163,097,180
Open Shares	19,765,784	47,862,849
Net proceeds from reinvestment of distributions
Institutional Shares	26,529,862	29,288,344
Open Shares	1,097,133	942,475
Cost of shares redeemed
Institutional Shares	(707,062,857)	(978,488,975)
Open Shares	(65,846,086)	(75,387,025)

Net increase (decrease) in net assets from capital stock transactions	(602,845,656)	(812,685,152)

Redemption fees:
Institutional Shares	4,265	22,032
Open Shares	1,509	11,526

Net increase in net assets from redemption fees	5,774	33,558

Total increase (decrease) in net assets	(515,086,917)	(609,732,975)
Net assets at beginning of period	1,599,203,424	2,208,936,399

Net assets at end of period*	$1,084,116,507	$1,599,203,424

* Includes undistributed (distributions in excess of) net investment income	$22,665,990	$23,302,461

** Portfolio commenced operations on October 31, 2005.

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	116,921,520	184,959,683

Shares sold	9,484,922	13,895,939
Shares issued to shareholders from reinvestment of distributions	2,075,889	2,636,545
Shares repurchased	(54,513,449)	(84,570,647)

Net increase (decrease)	(42,952,638)	(68,038,163)

Shares outstanding at end of period	73,968,882	116,921,520

Open Shares:
Shares outstanding at beginning of period	6,934,136	9,263,983

Shares sold	1,528,109	4,092,404
Shares issued to shareholders from reinvestment of distributions	85,580	86,183
Shares repurchased	(5,071,027)	(6,508,434)

Net increase (decrease)	(3,457,338)	(2,329,847)

Shares outstanding at end of period	3,476,798	6,934,136

	Lazard International Equity Select Portfolio		Lazard International Strategic Equity Portfolio

	Year Ended December 31, 2005	Year Ended December 31, 2004	Period Ended December 31, 2005**

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$256,149	$223,130	$(26,308)
Net realized gain (loss) on investments and foreign currency	1,600,453	770,295	797,849
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(115,763)	1,423,483	4,020,927

Net increase in net assets resulting from operations	1,740,839	2,416,908	4,792,468

Distributions to shareholders:
From net investment income
Institutional Shares	(158,699)	(146,675)	—
Open Shares	(99,660)	(75,440)	—
From net realized gains
Institutional Shares	(366,705)	—	—
Open Shares	(300,440)	—	—

Net decrease in net assets resulting from distributions	(925,504)	(222,115)	—

Capital stock transactions:
Net proceeds from sales
Institutional Shares	4,625,863	1,013,621	130,945,526
Open Shares	6,530,661	2,340,035	—
Net proceeds from reinvestment of distributions
Institutional Shares	515,622	143,335	—
Open Shares	382,465	72,092	—
Cost of shares redeemed
Institutional Shares	(3,683,339)	(1,827,124)	(48,480)
Open Shares	(4,098,636)	(3,804,607)	—

Net increase (decrease) in net assets from capital stock transactions	4,272,636	(2,062,648)	130,897,046

Redemption fees:
Institutional Shares	—	—	480
Open Shares	129	310	—

Net increase in net assets from redemption fees	129	310	480

Total increase (decrease) in net assets	5,088,100	132,455	135,689,994
Net assets at beginning of period	17,199,386	17,066,931	—

Net assets at end of period*	$22,287,486	$17,199,386	$135,689,994

* Includes undistributed (distributions in excess of) net investment income	$—	$1,252	$(4,803)

** Portfolio commenced operations on October 31, 2005.

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	929,081	998,366	—

Shares sold	396,822	100,256	12,585,357
Shares issued to shareholders from reinvestment of distributions	43,923	12,991	—
Shares repurchased	(324,068)	(182,532)	(4,656)

Net increase (decrease)	116,677	(69,285)	12,580,701

Shares outstanding at end of period	1,045,758	929,081	12,580,701

Open Shares:
Shares outstanding at beginning of period	598,095	740,986

Shares sold	576,509	231,464
Shares issued to shareholders from reinvestment of distributions	32,495	6,518
Shares repurchased	(353,949)	(380,873)

Net increase (decrease)	255,055	(142,891)

Shares outstanding at end of period	853,150	598,095

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard International Small Cap Portfolio

	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,485,441	$11,948,368
Net realized gain on investments and foreign currency	115,859,140	114,241,415
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(36,646,170)	68,868,897

Net increase in net assets resulting from operations	86,698,411	195,058,680

Distributions to shareholders:
From net investment income
Institutional Shares	(6,464,749)	(8,644,321)
Open Shares	(515,782)	(425,918)
From net realized gains
Institutional Shares	(127,384,878)	(30,108,832)
Open Shares	(14,710,834)	(2,138,562)

Net decrease in net assets resulting from distributions	(149,076,243)	(41,317,633)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	101,924,321	154,015,280
Open Shares	72,020,373	49,794,998
Net proceeds in connection with acquisition of Lazard Global High Yield Portfolio
Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	130,072,823	37,482,611
Open Shares	13,871,498	2,306,143
Cost of shares redeemed
Institutional Shares	(268,774,639)	(310,866,566)
Open Shares	(65,490,969)	(27,245,940)

Net increase (decrease) in net assets from capital stock transactions	(16,376,593)	(94,513,474)

Redemption fees:
Institutional Shares	904	15,415
Open Shares	31,517	43,395

Net increase in net assets from redemption fees	32,421	58,810

Total increase (decrease) in net assets	(78,722,004)	59,286,383
Net assets at beginning of year	723,650,930	664,364,547

Net assets at end of year*	$644,928,926	$723,650,930

* Includes undistributed (distributions in excess of) net investment income	$—	$1,686,085

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of year	35,037,543	41,682,946

Shares sold	5,343,600	8,940,178
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	7,429,635	2,010,868
Shares repurchased	(13,724,289)	(17,596,449)

Net increase (decrease)	(951,054)	(6,645,403)

Shares outstanding at end of year	34,086,489	35,037,543

Open Shares:
Shares outstanding at beginning of year	2,580,283	1,305,808

Shares sold	3,676,088	2,797,292
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	791,807	123,786
Shares repurchased	(3,418,467)	(1,646,603)

Net increase (decrease)	1,049,428	1,274,475

Shares outstanding at end of year	3,629,711	2,580,283

The accompanying notes are an integral part of these financial statements.

	Lazard Emerging Markets Portfolio		Lazard High Yield Portfolio

	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$18,808,221	$9,285,427	$6,471,873	$8,095,755
Net realized gain on investments and foreign currency	170,716,417	92,993,973	2,063,175	5,558,029
Net change in unrealized appreciation (depreciation) on investments and foreign currency	204,215,639	85,152,715	(5,250,237)	(4,259,536)

Net increase in net assets resulting from operations	393,740,277	187,432,115	3,284,811	9,394,248

Distributions to shareholders:
From net investment income
Institutional Shares	(13,292,061)	(7,426,243)	(6,269,375)	(7,784,628)
Open Shares	(1,306,731)	(214,001)	(257,544)	(311,395)
From net realized gains
Institutional Shares	(118,367,442)	—	—	—
Open Shares	(15,416,936)	—	—	—

Net decrease in net assets resulting from distributions	(148,383,170)	(7,640,244)	(6,526,919)	(8,096,023)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	563,980,565	245,879,251	2,878,040	8,258,061
Open Shares	190,152,308	18,383,355	1,749,093	4,887,892
Net proceeds in connection with acquisition of Lazard Global High Yield Portfolio
Institutional Shares	—	—	—	27,992,967
Open Shares	—	—	—	2,762,845
Net proceeds from reinvestment of distributions
Institutional Shares	116,124,593	6,440,090	4,950,713	7,096,736
Open Shares	15,202,210	198,438	241,952	290,478
Cost of shares redeemed
Institutional Shares	(265,361,794)	(246,232,941)	(26,371,525)	(75,518,300)
Open Shares	(58,143,024)	(12,628,238)	(6,105,589)	(3,841,075)

Net increase (decrease) in net assets from capital stock transactions	561,954,858	12,039,955	(22,657,316)	(28,070,396)

Redemption fees:
Institutional Shares	3,049	133,408	—	98
Open Shares	165,155	6,063	3,860	—

Net increase in net assets from redemption fees	168,204	139,471	3,860	98

Total increase (decrease) in net assets	807,480,169	191,971,297	(25,895,564)	(26,772,073)
Net assets at beginning of year	802,134,291	610,162,994	103,981,543	130,753,616

Net assets at end of year*	$1,609,614,460	$802,134,291	$78,085,979	$103,981,543

* Includes undistributed (distributions in excess of) net investment income	$2,221,707	$23,548	$(284,000)	$(233,179)

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of year	55,176,272	54,747,562	17,697,485	23,663,851

Shares sold	33,635,137	21,061,554	543,000	1,558,608
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—	—	5,291,673
Shares issued to shareholders from reinvestment of distributions	6,685,119	483,490	929,380	1,321,591
Shares repurchased	(16,261,800)	(21,116,334)	(4,915,712)	(14,138,238)

Net increase (decrease)	24,058,456	428,710	(3,443,332)	(5,966,366)

Shares outstanding at end of year	79,234,728	55,176,272	14,254,153	17,697,485

Open Shares:
Shares outstanding at beginning of year	2,171,237	1,716,612	1,317,990	551,822

Shares sold	11,436,559	1,559,953	329,383	899,933
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—	—	521,291
Shares issued to shareholders from reinvestment of distributions	866,896	14,820	45,218	53,730
Shares repurchased	(3,584,622)	(1,120,148)	(1,127,860)	(708,786)

Net increase (decrease)	8,718,833	454,625	(753,259)	766,168

Shares outstanding at end of year	10,890,070	2,171,237	564,731	1,317,990

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each year:

LAZARD EQUITY PORTFOLIO

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Institutional Shares
Net asset value, beginning of year	$16.04	$14.40	$11.59	$14.10	$16.72

Income (loss) from investment operations:
Net investment income (a)	0.14	0.15	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.51	1.65	2.81	(2.48)	(1.07)

Total from investment operations	0.65	1.80	2.94	(2.37)	(0.94)

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.13)	(0.14)	(0.13)
Net realized gains	—	—	—	—	(1.55)

Total distributions	(0.16)	(0.16)	(0.13)	(0.14)	(1.68)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$16.53	$16.04	$14.40	$11.59	$14.10

Total Return (b)	4.06%	12.49%	25.37%	(16.84)%	(5.90)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$97,961	$116,021	$112,568	$101,891	$141,329
Ratios to average net assets:
Net expenses	0.97%	0.98%	0.98%	0.97%	0.90%
Gross expenses	0.97%	0.98%	0.98%	0.97%	0.90%
Net investment income	0.89%	1.02%	1.00%	0.87%	0.82%
Portfolio turnover rate	73%	57%	46%	74%	89%

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Open Shares
Net asset value, beginning of year	$16.05	$14.40	$11.58	$14.07	$16.70

Income (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.08	0.07	0.09
Net realized and unrealized gain (loss)	0.51	1.64	2.82	(2.47)	(1.08)

Total from investment operations	0.59	1.74	2.90	(2.40)	(0.99)

Less distributions from:
Net investment income	(0.09)	(0.09)	(0.08)	(0.09)	(0.09)
Net realized gains	—	—	—	—	(1.55)

Total distributions	(0.09)	(0.09)	(0.08)	(0.09)	(1.64)

Redemption fees	— (c)	—	—	— (c)	—

Net asset value, end of year	$16.55	$16.05	$14.40	$11.58	$14.07

Total Return (b)	3.67%	12.09%	25.06%	(17.08)%	(6.23)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,354	$21,093	$21,546	$21,292	$37,082
Ratios to average net assets:
Net expenses	1.35%	1.32%	1.31%	1.28%	1.18%
Gross expenses	1.35%	1.32%	1.31%	1.28%	1.18%
Net investment income	0.51%	0.67%	0.67%	0.55%	0.54%
Portfolio turnover rate	73%	57%	46%	74%	89%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout the period:

LAZARD U.S. EQUITY VALUE PORTFOLIO

For the Period 9/30/05* to 12/31/05

Institutional Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.03
Net realized and unrealized gain	0.02

Total from investment operations	0.05

Less distributions from:
Net investment income	(0.03)

Total distributions	(0.03)

Net asset value, end of period	$10.02

Total Return (b)	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90
Ratios to average net assets:
Net expenses (c)	1.00%
Gross expenses (c)	388.31%
Net investment income (c)	1.17%
Portfolio turnover rate	13%

For the Period 9/30/05* to 12/31/05

Open Shares
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (a)	0.02
Net realized and unrealized gain	0.02

Total from investment operations	0.04

Less distributions from:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$10.02

Total Return (b)	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net expenses (c)	1.30%
Gross expenses (c)	596.46%
Net investment income (c)	0.86%
Portfolio turnover rate	13%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

	Year Ended 12/31/05	For the Period 12/30/04* to 12/31/04

Institutional Shares
Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.09	—	(c)
Net realized and unrealized gain	0.41	—

Total from investment operations	0.50	—

Less distributions from:
Net investment income	(0.03)	—
Net realized gains	(0.09)	—

Total distributions	(0.12)	—

Net asset value, end of period	$10.38	$10.00

Total Return (b)	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.16%	1.25%
Gross expenses (d)	13.80%	546.34	%(e)
Net investment income (d)	0.90%	1.92%
Portfolio turnover rate	53%	0%

	Year Ended 12/31/05	For the Period 12/30/04* to 12/31/04

Open Shares
Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.06	—	(c)
Net realized and unrealized gain	0.35	—

Total from investment operations	0.41	—

Less distributions from:
Net realized gains	(0.09)	—

Total distributions	(0.09)	—

Redemption fees	0.07	—

Net asset value, end of period	$10.39	$10.00

Total Return (b)	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$234	$100
Ratios to average net assets:
Net expenses (d)	1.50%	1.55%
Gross expenses (d)	33.06%	1,049.82	%(e)
Net investment income (d)	0.58%	1.62%
Portfolio turnover rate	53%	0%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.
(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD MID CAP PORTFOLIO

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Institutional Shares
Net asset value, beginning of year	$13.20	$11.49	$8.93	$10.64	$11.36

Income (loss) from investment operations:
Net investment income (a)	0.09	0.03	0.04	0.04	0.07
Net realized and unrealized gain (loss)	1.07	2.83	2.55	(1.57)	1.31

Total from investment operations	1.16	2.86	2.59	(1.53)	1.38

Less distributions from:
Net investment income	(0.07)	(0.04)	(0.03)	—	(0.07)
Net realized gains	(1.06)	(1.11)	—	(0.18)	(2.03)

Total distributions	(1.13)	(1.15)	(0.03)	(0.18)	(2.10)

Redemption fees	—	— (c)	—	— (c)	—

Net asset value, end of year	$13.23	$13.20	$11.49	$8.93	$10.64

Total Return (b)	8.89%	24.97%	29.03%	(14.47)%	12.85%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$171,912	$56,431	$39,625	$28,754	$21,729
Ratios to average net assets:
Net expenses	0.93%	1.05%	1.05%	1.05%	1.05%
Gross expenses	0.93%	1.13%	1.31%	1.40%	1.71%
Net investment income	0.67%	0.21%	0.42%	0.40%	0.65%
Portfolio turnover rate	80%	92%	96%	104%	160%

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Open Shares
Net asset value, beginning of year	$13.06	$11.38	$8.84	$10.57	$11.30

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.01)	0.01	0.01	0.04
Net realized and unrealized gain (loss)	1.05	2.80	2.53	(1.56)	1.30

Total from investment operations	1.10	2.79	2.54	(1.55)	1.34

Less distributions from:
Net investment income	(0.03)	—	— (c)	—	(0.04)
Net realized gains	(1.06)	(1.11)	—	(0.18)	(2.03)

Total distributions	(1.09)	(1.11)	—	(0.18)	(2.07)

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of year	$13.07	$13.06	$11.38	$8.84	$10.57

Total Return (b)	8.53%	24.59%	28.74%	(14.75)%	12.50%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$54,370	$30,412	$14,978	$8,128	$7,584
Ratios to average net assets:
Net expenses	1.23%	1.35%	1.35%	1.35%	1.35%
Gross expenses	1.23%	1.45%	1.69%	1.83%	2.13%
Net investment income (loss)	0.35%	(0.09)%	0.12%	0.09%	0.35%
Portfolio turnover rate	80%	92%	96%	104%	160%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD SMALL CAP PORTFOLIO

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Institutional Shares
Net asset value, beginning of year	$18.84	$19.49	$14.03	$17.70	$18.07

Income (loss) from investment operations:
Net investment income (a)	0.02	0.01	0.07	0.02	0.08
Net realized and unrealized gain (loss)	0.76	2.93	5.39	(3.18)	3.06

Total from investment operations	0.78	2.94	5.46	(3.16)	3.14

Less distributions from:
Net investment income	(0.02)	(0.07)	—	—	(0.09)
Net realized gains	(4.20)	(3.52)	—	(0.51)	(3.42)

Total distributions	(4.22)	(3.59)	—	(0.51)	(3.51)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$15.40	$18.84	$19.49	$14.03	$17.70

Total Return (b)	4.31%	15.28%	38.92%	(17.97)%	18.06%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$253,236	$390,906	$465,876	$388,795	$575,077
Ratios to average net assets:
Net expenses	0.88%	0.86%	0.86%	0.85%	0.83%
Gross expenses	0.88%	0.86%	0.86%	0.85%	0.83%
Net investment income	0.10%	0.07%	0.42%	0.14%	0.41%
Portfolio turnover rate	87%	100%	77%	93%	80%

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Open Shares
Net asset value, beginning of year	$18.78	$19.44	$14.03	$17.67	$18.04

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.04)	(0.05)	0.02	(0.03)	0.02
Net realized and unrealized gain (loss)	0.75	2.91	5.39	(3.17)	3.05

Total from investment operations	0.71	2.86	5.41	(3.20)	3.07

Less distributions from:
Net investment income	—	— (c)	—	—	(0.02)
Net realized gains	(4.20)	(3.52)	—	(0.51)	(3.42)

Total distributions	(4.20)	(3.52)	—	(0.51)	(3.44)

Redemption fees	— (c)	— (c)	— (c)	0.07	—

Net asset value, end of year	$15.29	$18.78	$19.44	$14.03	$17.67

Total Return (b)	3.93%	14.90%	38.56%	(17.82)%	17.69%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$37,057	$50,295	$50,202	$43,110	$69,531
Ratios to average net assets:
Net expenses	1.19%	1.18%	1.19%	1.15%	1.13%
Gross expenses	1.19%	1.18%	1.19%	1.15%	1.13%
Net investment income (loss)	(0.21)%	(0.25)%	0.11%	(0.17)%	0.12%
Portfolio turnover rate	87%	100%	77%	93%	80%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Institutional Shares
Net asset value, beginning of year	$12.91	$11.37	$8.92	$10.01	$13.46

Income (loss) from investment operations:
Net investment income (a)	0.26	0.18	0.18	0.14	0.11
Net realized and unrealized gain (loss)	1.16	1.60	2.43	(1.18)	(3.45)

Total from investment operations	1.42	1.78	2.61	(1.04)	(3.34)

Less distributions from:
Net investment income	(0.33)	(0.24)	(0.16)	(0.05)	— (c)
Net realized gains	—	—	—	—	(0.11)

Total distributions	(0.33)	(0.24)	(0.16)	(0.05)	(0.11)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$14.00	$12.91	$11.37	$8.92	$10.01

Total Return (b)	11.25%	16.01%	29.51%	(10.44)%	(24.85)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,035,346	$1,509,462	$2,103,600	$1,776,799	$2,224,089
Ratios to average net assets:
Net expenses	0.89%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.89%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.03%	1.51%	1.90%	1.45%	0.95%
Portfolio turnover rate	60%	58%	44%	58%	69%

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Open Shares
Net asset value, beginning of year	$12.94	$11.37	$8.88	$9.95	$13.41

Income (loss) from investment operations:
Net investment income (a)	0.23	0.14	0.15	0.11	0.08
Net realized and unrealized gain (loss)	1.16	1.61	2.44	(1.18)	(3.43)

Total from investment operations	1.39	1.75	2.59	(1.07)	(3.35)

Less distributions from:
Net investment income	(0.30)	(0.18)	(0.10)	(0.02)	—
Net realized gains	—	—	—	—	(0.11)

Total distributions	(0.30)	(0.18)	(0.10)	(0.02)	(0.11)

Redemption fees	— (c)	— (c)	— (c)	0.02	—

Net asset value, end of year	$14.03	$12.94	$11.37	$8.88	$9.95

Total Return (b)	10.93%	15.64%	29.29%	(10.57)%	(25.02)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$48,770	$89,742	$105,336	$88,031	$116,466
Ratios to average net assets:
Net expenses	1.18%	1.20%	1.21%	1.21%	1.19%
Gross expenses	1.18%	1.20%	1.21%	1.21%	1.19%
Net investment income	1.78%	1.18%	1.61%	1.14%	0.70%
Portfolio turnover rate	60%	58%	44%	58%	69%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

					For the Period 5/31/01* to 12/31/01
	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02

Institutional Shares
Net asset value, beginning of period	$11.25	$9.80	$7.74	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.18	0.14	0.18	0.12	0.01
Net realized and unrealized gain (loss)	0.82	1.47	2.12	(1.41)	(0.85)

Total from investment operations	1.00	1.61	2.30	(1.29)	(0.84)

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.24)	(0.12)	(0.01)
Net realized gains	(0.36)	—	—	—	—

Total distributions	(0.52)	(0.16)	(0.24)	(0.12)	(0.01)

Redemption fees	—	—	—	— (c)	—

Net asset value, end of period	$11.73	$11.25	$9.80	$7.74	$9.15

Total Return (b)	8.90%	16.45%	29.80%	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,262	$10,455	$9,788	$20,957	$8,580
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	1.97%	2.13%	1.85%	1.63%	13.75%
Net investment income (d)	1.55%	1.43%	2.26%	1.41%	0.15%
Portfolio turnover rate	33%	16%	29%	32%	1%

					For the Period 5/31/01* to 12/31/01
	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02

Open Shares
Net asset value, beginning of period	$11.28	$9.82	$7.75	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.13	0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	0.83	1.46	2.19	(1.40)	(0.82)

Total from investment operations	0.95	1.59	2.28	(1.32)	(0.84)

Less distributions from:
Net investment income	(0.12)	(0.13)	(0.21)	(0.09)	—
Net realized gains	(0.36)	—	—	—	—

Total distributions	(0.48)	(0.13)	(0.21)	(0.09)	—

Redemption fees	— (c)	— (c)	—	—	—

Net asset value, end of period	$11.75	$11.28	$9.82	$7.75	$9.16

Total Return (b)	8.46%	16.17%	29.49%	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,026	$6,744	$7,279	$2,508	$434
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	2.28%	2.47%	2.68%	2.79%	47.06%
Net investment income (loss) (d)	1.05%	1.28%	1.09%	0.93%	(0.31)%
Portfolio turnover rate	33%	16%	29%	32%	1%

*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout the period:

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

For the Period 10/31/05* to 12/31/05

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (a)	—
Net realized and unrealized gain	0.79

Total from investment operations	0.79

Redemption fees (a)	—

Net asset value, end of period	$10.79

Total Return (b)	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135,690
Ratios to average net assets:
Net expenses (c)	1.46%
Gross expenses (c)	1.46%
Net investment loss (c)	(0.20)%
Portfolio turnover rate	12%

*	Commencement of operations.
(a)	Amount is less than $0.01 per share.
(b)	Total return reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Institutional Shares
Net asset value, beginning of year	$19.24	$15.46	$11.07	$11.58	$12.57

Income (loss) from investment operations:
Net investment income (a)	0.24	0.29	0.27	0.17	0.18
Net realized and unrealized gain (loss)	2.45	4.66	4.39	(0.53)	(1.03)

Total from investment operations	2.69	4.95	4.66	(0.36)	(0.85)

Less distributions from:
Net investment income	(0.22)	(0.26)	(0.27)	(0.15)	(0.14)
Net realized gains	(4.61)	(0.91)	—	—	—

Total distributions	(4.83)	(1.17)	(0.27)	(0.15)	(0.14)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$17.10	$19.24	$15.46	$11.07	$11.58

Total Return (b)	14.77%	32.28%	42.21%	(3.08)%	(6.77)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$582,909	$674,066	$644,240	$529,062	$390,278
Ratios to average net assets:
Net expenses	0.93%	0.94%	0.95%	0.96%	0.95%
Gross expenses	0.93%	0.94%	0.95%	0.96%	0.95%
Net investment income	1.24%	1.71%	2.15%	1.45%	1.48%
Portfolio turnover rate	33%	39%	18%	25%	17%

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Open Shares
Net asset value, beginning of year	$19.22	$15.41	$11.02	$11.53	$12.53

Income (loss) from investment operations:
Net investment income (a)	0.18	0.23	0.21	0.13	0.11
Net realized and unrealized gain (loss)	2.45	4.64	4.36	(0.54)	(1.03)

Total from investment operations	2.63	4.87	4.57	(0.41)	(0.92)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.20)	(0.10)	(0.08)
Net realized gains	(4.61)	(0.91)	—	—	—

Total distributions	(4.77)	(1.09)	(0.20)	(0.10)	(0.08)

Redemption fees	0.01	0.03	0.02	— (c)	—

Net asset value, end of year	$17.09	$19.22	$15.41	$11.02	$11.53

Total Return (b)	14.47%	32.04%	41.71%	(3.55)%	(7.33)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$62,020	$49,585	$20,124	$3,019	$3,441
Ratios to average net assets:
Net expenses	1.27%	1.36%	1.43%	1.43%	1.43%
Gross expenses	1.27%	1.36%	1.46%	1.86%	2.03%
Net investment income	0.93%	1.30%	1.59%	1.15%	0.91%
Portfolio turnover rate	33%	39%	18%	25%	17%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD EMERGING MARKETS PORTFOLIO

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Institutional Shares
Net asset value, beginning of year	$13.98	$10.80	$7.11	$7.22	$7.52

Income (loss) from investment operations:
Net investment income (a)	0.29	0.16	0.17	0.10	0.07
Net realized and unrealized gain (loss)	5.42	3.16	3.69	(0.13)	(0.31)

Total from investment operations	5.71	3.32	3.86	(0.03)	(0.24)

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.17)	(0.08)	(0.06)
Net realized gains	(1.67)	—	—	—	—

Total distributions	(1.85)	(0.14)	(0.17)	(0.08)	(0.06)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of year	$17.84	$13.98	$10.80	$7.11	$7.22

Total Return (b)	41.40%	30.79%	54.45%	(0.37)%	(3.16)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,413,671	$771,598	$591,514	$345,176	$308,608
Ratios to average net assets:
Net expenses	1.27%	1.32%	1.29%	1.31%	1.29%
Gross expenses	1.28%	1.32%	1.29%	1.31%	1.29%
Net investment income	1.82%	1.40%	2.06%	1.30%	0.91%
Portfolio turnover rate	48%	43%	29%	31%	43%

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Open Shares
Net asset value, beginning of year	$14.06	$10.86	$7.13	$7.24	$7.54

Income (loss) from investment operations:
Net investment income (a)	0.20	0.13	0.15	0.08	0.05
Net realized and unrealized gain (loss)	5.51	3.17	3.70	(0.13)	(0.32)

Total from investment operations	5.71	3.30	3.85	(0.05)	(0.27)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.14)	(0.06)	(0.03)
Net realized gains	(1.67)	—	—	—	—

Total distributions	(1.81)	(0.10)	(0.14)	(0.06)	(0.03)

Redemption fees	0.03	— (c)	0.02	— (c)	—

Net asset value, end of year	$17.99	$14.06	$10.86	$7.13	$7.24

Total Return (b)	41.31%	30.43%	54.29%	(0.65)%	(3.54)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$195,944	$30,536	$18,649	$9,140	$6,712
Ratios to average net assets:
Net expenses	1.59%	1.60%	1.60%	1.60%	1.60%
Gross expenses	1.59%	1.71%	1.76%	1.84%	2.00%
Net investment income	1.21%	1.11%	1.82%	1.09%	0.63%
Portfolio turnover rate	48%	43%	29%	31%	43%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD HIGH YIELD PORTFOLIO

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Institutional Shares
Net asset value, beginning of year	$5.47	$5.40	$4.72	$5.95	$6.57

Income (loss) from investment operations:
Net investment income (a)	0.42	0.44	0.43	0.58	0.76
Net realized and unrealized gain (loss)	(0.19)	0.07	0.69	(1.22)	(0.62)

Total from investment operations	0.23	0.51	1.12	(0.64)	0.14

Less distributions from:
Net investment income	(0.43)	(0.44)	(0.44)	(0.59)	(0.76)

Total distributions	(0.43)	(0.44)	(0.44)	(0.59)	(0.76)

Redemption fees	—	— (c)	— (c)	—	—

Net asset value, end of year	$5.27	$5.47	$5.40	$4.72	$5.95

Total Return (b)	4.33%	9.88%	24.58%	(11.14)%	2.03%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$75,100	$96,759	$127,765	$78,128	$71,467
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.75%	0.75%	0.75%
Gross expenses	0.86%	0.89%	0.98%	1.08%	1.07%
Net investment income	7.89%	8.11%	8.45%	11.09%	11.85%
Portfolio turnover rate	22%	49%	68%	229%	234%

	Year Ended

	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Open Shares
Net asset value, beginning of year	$5.48	$5.42	$4.73	$5.95	$6.57

Income (loss) from investment operations:
Net investment income (a)	0.40	0.42	0.42	0.55	0.74
Net realized and unrealized gain (loss)	(0.19)	0.06	0.68	(1.19)	(0.62)

Total from investment operations	0.21	0.48	1.10	(0.64)	0.12

Less distributions from:
Net investment income	(0.41)	(0.42)	(0.42)	(0.58)	(0.74)

Total distributions	(0.41)	(0.42)	(0.42)	(0.58)	(0.74)

Redemption fees	0.01	—	0.01	— (c)	—

Net asset value, end of year	$5.29	$5.48	$5.42	$4.73	$5.95

Total Return (b)	4.22%	9.33%	24.41%	(11.27)%	1.72%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$2,986	$7,223	$2,989	$965	$12,249
Ratios to average net assets:
Net expenses	0.85%	0.85%	1.05%	1.05%	1.05%
Gross expenses	1.78%	1.67%	2.79%	2.48%	1.46%
Net investment income	7.47%	7.64%	8.16%	9.84%	11.57%
Portfolio turnover rate	22%	49%	68%	229%	234%

(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc. Notes to Financial Statements December 31, 2005

1.	Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of eleven no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard U.S. Equity Value Portfolio (commenced operations on September 30, 2005), Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio (commenced operations on October 31, 2005), Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio. The Fund offers two different classes of shares of the Portfolios – Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

The Lazard Funds, Inc. Notes to Financial Statements (continued) December 31, 2005

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2005, the value of the securities on loan and corresponding collateral received were as follows:

Portfolio	Securities Loaned	Collateral

Equity	$7,740,645	$7,927,680
Small Cap	71,724,791	74,771,810
International Equity	243,032,557	256,461,723
International Small Cap	139,603,348	146,822,441
Emerging Markets	138,022,653	141,714,279
High Yield	17,211,359	17,915,605

All collateral for securities on loan held by the Portfolios was in the form of cash.

In accordance with U.S. generally accepted accounting principles, cash received as collateral for securities lending transactions is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

(e) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2005, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2006	Expiring 2007

High Yield	$1,451,674	$2,750,038

Portfolio	Expiring 2008	Expiring 2009

High Yield	$11,108,357	$22,048,735

Portfolio	Expiring 2010	Expiring 2011

Equity	$1,607,716	$1,556,848
International Equity	250,348,939	73,199,015
High Yield	15,965,271	2,658,732

Portfolio	Expiring 2013

U.S. Equity Value	$171

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2005, the following Portfolios elected to defer net capital losses arising between November 1, 2005 and December 31, 2005, as follows:

Portfolio	Amount

U.S. Equity Value	$22
Mid Cap	712,153

The Lazard Funds, Inc. Notes to Financial Statements (continued) December 31, 2005

(g) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts. During the year ended December 31, 2005, Small Cap Portfolio processed in-kind redemptions to shareholders which resulted in $1,880,696 of net capital gain, which is attributable to the redeeming shareholders, and not to the Portfolio, for tax purposes, and is included in realized gain (loss) on investments on the Statement of Operations.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long –Term Capital Gain

Portfolio	2005	2004	2005	2004

Equity
Institutional	$1,063,134	$1,125,752	$—	$—
Open	65,960	117,587	—	—
U.S. Equity Value
Institutional	253	—	—	—
Open	21	—	—	—
U.S. Strategic
Equity
Institutional	53,306	—	—	—
Open	2,008	—	—	—
Mid Cap
Institutional	8,728,339	1,465,138	4,649,883	2,874,700
Open	2,666,109	743,959	1,504,025	1,603,232
Small Cap
Institutional	19,911,906	14,915,561	39,320,732	47,920,575
Open	3,013,561	1,763,498	6,048,324	6,219,261
International Equity
Institutional	28,968,396	30,925,843	—	—
Open	1,170,597	1,250,602	—	—

	Ordinary Income		Long –Term Capital Gain

Portfolio	2005	2004	2005	2004

International Equity Select
Institutional	$158,699	$146,675	$366,705	$—
Open	99,660	75,440	300,440	—
International Strategic Equity
Institutional	—	—	—	—
International Small Cap
Institutional	14,700,705	8,644,321	119,148,922	30,108,832
Open	1,458,920	425,918	13,767,696	2,138,562
Emerging Markets
Institutional	47,042,086	6,508,946	84,617,417	917,297
Open	5,801,053	187,567	10,922,614	26,434
High Yield
Institutional	6,269,375	7,784,628	—	—
Open	257,544	311,395	—	—

As of December 31, 2005, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain

Equity	$62,122	$—
U.S. Equity Value	2,155	—
U.S. Strategic Equity	20,528	—
Mid Cap	—	—
Small Cap	1,273,779	3,474,135
International Equity	22,636,485	—
International Equity Select	—	391,438
International Strategic Equity	—	820,380
International Small Cap	779,840	20,808,106
Emerging Markets	11,743,664	40,328,261
High Yield	—	—

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(j) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were

The Lazard Funds, Inc. Notes to Financial Statements (continued) December 31, 2005 acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into investment management agreements (the “Management Agreements”) with the Investment Manager. Pursuant to the Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
U.S. Equity Value	0.75
U.S. Strategic Equity(1)	0.75
Mid Cap	0.75
Small Cap	0.75
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap	0.75
Emerging Markets	1.00
High Yield	0.55

(1)	Effective November 15, 2005, the management fee for the Portfolio changed from 0.85% to 0.75%.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares Annual Operating Expenses	Open Shares Annual Operating Expenses

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity(1)	1.05	1.35
Mid Cap	1.05	1.35
International Equity Select	1.15	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
High Yield	0.55	0.85

(1)	Effective November 15, 2005, the new expense limitation for the Portfolio changed from 1.25% to 1.05% and from 1.55% to 1.35% for the Institutional Shares and Open Shares, respectively.

During the period ended December 31, 2005, the Investment Manager waived its management fee and reimbursed the Portfolios for other expenses as follows:

Portfolio	Institutional Shares Amount Waived/ Reimbursed	Open Shares Amount Waived/ Reimbursed

U.S. Equity Value	$81,337	$14,077
U.S. Strategic Equity	167,965	37,427
International Equity Select	88,410	70,204
High Yield	246,550	31,934

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive one half of the $37,500 base fee for the U.S. Equity Value and the U.S. Strategic Equity Portfolios until the Portfolios’ net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
December 31, 2005

4.     Directors’ Compensation

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5.     Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended December 31, 2005 were as follows:

Portfolio	Purchases	Sales

Equity	$92,714,994	$122,712,654
U.S. Equity Value	136,319	12,996
U.S. Strategic Equity	15,889,116	1,197,859
Mid Cap	246,713,947	131,065,123
Small Cap	306,151,746	421,285,114
International Equity	772,026,488	1,388,010,195
International Equity Select	9,743,064	6,105,319
International Strategic Equity	87,625,174	9,824,876
International Small Cap	198,029,654	351,043,539
Emerging Markets	860,701,736	493,150,558
High Yield	17,611,063	38,895,925

For the period ended December 31, 2005, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6.     Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended December 31, 2005, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

Equity	$1,300,000	$1,300,000	4.56%
Small Cap	1,115,500	1,400,000	4.27
International Equity	2,750,000	4,500,000	4.50

7.     Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8.     Reorganization

On July 30, 2004, High Yield Portfolio acquired the net assets of Global High Yield Portfolio pursuant to a plan of reorganization approved by Global High Yield Portfolio shareholders on July 30, 2004. The acquisition was accomplished by a tax-free exchange of 5,291,673 Institutional Shares (valued at $27,992,967) and 521,291 Open Shares (valued at $2,762,845) of High Yield Portfolio for the 3,707,813 Institutional Shares and 363,901 Open Shares of Global High Yield Portfolio outstanding on July 30, 2004. Global High Yield Portfolio’s net assets at that date, including $316,742 of unrealized depreciation and $78,991,740 of accumulated realized net loss, were combined with those of High Yield Portfolio. The aggregate net assets of High Yield Portfolio and Global High Yield Portfolio immediately before the reorganization were $71,269,194 and $30,755,812, respectively. The aggregate net assets of High Yield Portfolio immediately after the reorganization were $102,025,006.

The Lazard Funds, Inc.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Lazard Funds, Inc. (the “Fund,” comprised of Lazard Equity Portfolio, Lazard U.S. Equity Value Portfolio (commenced operations September 30, 2005), Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio (commenced operations October 31, 2005), Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio) as of December 31, 2005 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2005, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2005, the results of their operations for the year or period then ended and changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2005 and the financial highlights for the periods presented in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 17, 2006

The Lazard Funds, Inc.
Proxy Voting Results
(unaudited)

A special meeting of shareholders was held on August 11, 2005, to vote on the following proposals. The proposals received the required number of votes of shareholders and were adopted.

Proposal 1: To approve a new Investment Management Agreement between the Fund and the Investment Manager.

Portfolio	For	Against	Abstain

Equity	7,384,136.066	—	—
U.S. Strategic Equity	97,089.840	—	—
Mid Cap	7,131,610.000	375,482.000	2,460.000
Small Cap	12,743,156.124	8,194.123	12,624.000
International Equity	56,744,043.608	36,169.000	39,238.000
International Equity Select	1,345,771.000	606.000	—
International Small Cap	19,435,406.958	29,612.715	46,214.858
Emerging Markets	31,756,286.778	45,256.000	36,305.000
High Yield	9,443,872.619	—	—

Proposal 2: On the election to the Board of Directors of Charles Carroll and Robert M. Solmson.

Director	For	Withhold Authority

Charles Carroll	140,424,099.977	113,899.123
Robert M. Solmson	140,423,005.845	114,993.255

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:

John J. Burke (77)	Director since May 1991

Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (60)	Director since August 1995

President, Davidson Capital Management Corporation; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London; President of Aquiline Advisors LLC.

Lester Z. Lieberman (75)	Director since October 1991

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Richard Reiss, Jr. (61)	Director since May 1991	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (58)	Director since September 2004

Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan, Inc.; Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (45)	Chief Executive Officer, President and Director since June 2004	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (45)	Director since July 2005

Chief Executive Officer of the Investment Manager; from 2001 to December 2002, Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein and member of its Global Corporate and Markets Board and the Global Executive Committee; from 1995 to 2001, Chief Executive Officer of Wasserstein Perella Securities; and from 1989 to 2001, Deputy Chairman of Wasserstein Perella Group.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of 24 investment portfolios), and serves an indefinite term, until his successor is elected.
(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (32)	Vice President and Secretary since April 2002	Managing Director and General Counsel of the Investment Manager.

Stephen St. Clair (47)	Treasurer since May 2003	Vice President of the Investment Manager.

John H. Blevins (40)	Chief Compliance Officer since September 2004	Director and Chief Compliance Officer of the Investment Manager.

Brian D. Simon (43)	Assistant Secretary since November 2002	Director of the Investment Manager; Vice President, Law & Regulations at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (31)	Assistant Secretary since April 2005	Vice President of the Investment Manager; Associate at Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (31)	Assistant Treasurer since December 2004	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

The Lazard Funds, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

Over the course of two separate meetings of the Fund’s Board of Directors held on July 26, 2005 and September 13, 2005, the Board considered the approval of new Management Agreements for two new portfolios of the Fund, U.S. Equity Value and International Strategic Equity Portfolios (the “New Portfolios”), with the Investment Manager. The Directors who are not “interested persons” (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

The Investment Manager’s representatives referred the Directors to presentations and materials from the Investment Manager on its advisory business at recent Board of Directors meetings for the Fund and other investment companies managed by the Investment Manager having the same Boards of Directors as the Fund, in connection with approval of investment management agreements for those investment companies.

Representatives of the Investment Manager reviewed the previous discussions in connection with the approval of those management agreements, including previous discussions with the Board about (1) the nature, extent and quality of services that the Investment Manager provides the Fund and the other investment companies managed by the Investment Manager (of which the Lazard Funds comprised approximately $4 billion of the approximately $74 billion of total assets then under the management of the Investment Manager and its global affiliates), which would apply as relevant, to each New Portfolio; (2) the Investment Manager’s global structure, including technology and operational support; and (3) the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of the day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also had considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits, and that the New Portfolios also could benefit, from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a fund if it were not managed by a global firm such as the Investment Manager.

A number of other factors had been considered in previous discussions, including: the scope of the services to be provided by the Investment Manager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; and benefits that may accrue to the Investment Manager or its affiliates by virtue of their relationship with the Fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of the New Portfolios.

At each meeting, the representatives of the Investment Manager confirmed for the Board that there had been no significant changes in the referenced information and noted the applicability of the information, discussions and considerations to the services that would be provided to the New Portfolios.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each New Portfolio, including comparative information prepared by Lipper.

The Lazard Funds, Inc.
Other Information (continued)
(unaudited)

Performance. Representatives of the Investment Manager reviewed with the Directors the Investment Manager’s written materials detailing its equity and international equity products, management teams and resources and composite performance and the strategies that would be employed in managing the New Portfolios. The Board considered the separately managed account historic performance of the U.S. Equity Value and International Strategic Equity products as compared to their relevant benchmarks. It was noted in particular that the separately managed account performance of the International Strategic Equity product was excellent as compared to its benchmark, outperforming it for the one- and three-year periods shown.

Advisory Fees and Expenses. The Directors also discussed the advisory fees and anticipated expense ratios for the New Portfolios and the comparisons provided by Lipper comparing projected expenses and contractual management fees for each New Portfolio to a comparison group chosen by Lipper, noting the assumptions used in the comparisons.

The Directors assessed the proposed advisory fees and estimated expense ratios for the New Portfolios and the comparisons provided by Lipper. It was noted that the proposed advisory fees and estimated expense ratios for the New Portfolios, after application of the Investment Manager’s contractual agreement to waive fees and reimburse expenses for the International Strategic Equity Portfolio, were generally within the median ranges of the relevant Lipper comparison group and category average. The Board discussed the advisory fee and estimated expense ratio for the Equity Value Portfolio, which also were within the range of those of the other funds in the Lipper comparison group. It was agreed that the Investment Manager would monitor the Equity Value Portfolio’s expense ratio and performance and the potential need for the Investment Manager to limit total expenses of that Portfolio in the future, and the Board would review fee levels in connection with renewal of the Management Agreement after the initial term and as appropriate in the interim. A discussion ensued of the fees charged and services provided under the proposed Management Agreements with respect to the New Portfolios in light of the criteria discussed at previous meetings, and the Board analyzed the fee and expense information. The Board discussed with the Investment Manager’s representatives the impact of 12b-1 fees on the expense information shown. It was noted that the proposed advisory fees for each New Portfolio were consistent with the fees for other similar portfolios of the Fund.

The Directors also considered comparison groups composed solely of funds sub-advised by the Investment Manager in the same Lipper category as each New Portfolio, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each New Portfolio, collectively with such funds sub-advised by the Investment Manager, “Similar Accounts”), and the Investment Manager’s representatives referred to previous discussions of the differences, from the Investment Manager’s perspective, in management of the different types of Similar Accounts as compared to management of the New Portfolios. The Directors considered the relevance of the fee information provided for Similar Accounts to evaluate the appropriateness and reasonableness of each New Portfolio’s advisory fees and recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

Representatives of the Investment Manager noted previous discussions regarding considerations of profitability and economies of scale and noted that because each New Portfolio is newly formed, had not commenced operations, and the eventual aggregate amount of New Portfolio assets was uncertain, the Investment Manager was not able to provide the Board with specific information concerning the cost of services to be provided to each New Portfolio and the expected profits to be realized by the Investment Manager and its affiliates from their relationships with the New Portfolio and the extent to which economies of scale would be realized as each New Portfolio grows and whether fee levels would reflect such economies of scale, if any. The Board determined that it would revisit this issue no later than when it next reviews the investment advisory fee in connection with renewal of the Management Agreements and noted that the Investment Manager would provide profitability information in connection with the renewal of the Management Agreements. The Independent Directors also considered potential benefits to the Investment Manager and its affiliates from acting as investment adviser to the New Portfolios and noted that the Investment Manager does obtain soft dollar research.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the approval of a Management Agreement with respect to each New Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

The Lazard Funds, Inc.
Other Information (concluded)
(unaudited)

•

The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $74 billion asset management business.

•

The Board was satisfied with the overall performance of the Investment Manager’s U.S. Equity Value and International Strategic Equity products and the resources the Investment Manager was to devote to management of the investment portfolios of the New Portfolios.

•

The Board concluded that each New Portfolio’s fee to be paid to the Investment Manager was reasonable in light of comparative expense and advisory fee information and anticipated benefits to be derived by the Investment Manager from the relationship with the New Portfolios.

•

The Board recognized that economies of scale may be realized as the assets of the New Portfolios increase. The Board determined they would seek to share material economies of scale with the New Portfolios.

The Directors considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that approval of a Management Agreement with respect to each New Portfolio was in the best interests of the New Portfolio and its shareholders.

Tax Information (unaudited)
The Lazard Funds, Inc.
Year Ended December 31, 2005

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2005:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2005 1099-DIV.

Portfolio	Percentage

Equity	100.00%
U.S. Equity Value	100.00
U.S. Strategic Equity	44.08
Mid Cap	16.75
Small Cap	7.58
International Equity	88.99
International Equity Select	100.00
International Strategic Equity	—
International Small Cap	46.48
Emerging Markets	35.59
High Yield	1.90

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Equity	100.00%
U.S. Equity Value	21.94
U.S. Strategic Equity	32.18
Mid Cap	20.37
Small Cap	13.13
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap	—
Emerging Markets	—
High Yield	2.09

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The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

The Lazard Funds, Inc.	30 Rockefeller Plaza New York, NY 10112-6300	Tel 800-823-6300 www.LazardNet.com

M F 0 3 1 0 1

ITEM 2. CODE OF ETHICS.

        The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman, John J. Burke and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman, Mr. Burke and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $332,500 in 2004 and $396,600 in 2005.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $61,200 in 2004 and $67,200 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $61,200 in 2004 and $67,200 in 2005. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(h) Auditor Independence. There were no services rendered by the Auditor to Service Affiliates during the Reporting Periods.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

        Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENTCOMPANIES.

        Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

        Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll

Charles Carroll
Chief Executive Officer

Date	March 9, 2006

By	/s/ Stephen St. Clair

Stephen St. Clair
Chief Financial Officer

Date	March 9, 2006